UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 07584

Rydex Series Funds

 (Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600

 Rockville, Maryland 20850

 (Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Rydex Series Funds
805 King Farm Boulevard, Suite 600

 Rockville, Maryland 20850

 (Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ALTERNATIVES FUND

MANAGED FUTURES STRATEGY FUND

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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the GUGGENHEIM FUNDS annual report | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Managed Futures Strategy Fund that is part of the Rydex Series Funds.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Fund for the period ended December 31, 2012:

– Managed Futures Strategy Fund

Guggenheim Distributors, LLC, is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alternative funds may not be suitable for all investors. A Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. A Fund’s use of short selling involves increased risk and costs. A Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. A Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. A Fund’s fixed income investments will change in value in response to interest rate changes and other factors. A fund may invest in securities of foreign companies directly or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded in U.S. markets. See the prospectus for more information on these and additional risks.

2 | the GUGGENHEIM FUNDS annual report

Economic and Market Overview	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard & Poor’s 500 (“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Standard & Poor’s Diversified Trends Indicator® (S&P DTI) is an investable long/short strategy that can benefit from trends (in either direction) in the global futures markets. It consists of 24 futures contracts, with a 50% weighting in financial futures and 50% weighting in commodities futures. S&P Indices also offers financials-only and commodities-only subsets of the S&P DTI, providing a flexible way to tailor exposure to these respective asset classes.

the GUGGENHEIM FUNDS annual report | 3

about shareholders’ fund expenses (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | the GUGGENHEIM FUNDS annual report

about shareholders’ fund expenses (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
Managed Futures Strategy Fund
A-Class	1.87%	(1.44%)	$1,000.00	$985.60	$9.33
C-Class	2.62%	(1.84%)	1,000.00	981.60	13.05
H-Class	1.87%	(1.44%)	1,000.00	985.60	9.33
Institutional Class	1.62%	(1.34%)	1,000.00	986.60	8.09
Y-Class	1.57%	(1.29%)	1,000.00	987.10	7.84

Table 2. Based on hypothetical 5% return (before expenses)
Managed Futures Strategy Fund
A-Class	1.87%	5.00%	$1,000.00	$1,015.74	$9.48
C-Class	2.62%	5.00%	1,000.00	1,011.97	13.25
H-Class	1.87%	5.00%	1,000.00	1,015.74	9.48
Institutional Class	1.62%	5.00%	1,000.00	1,016.99	8.21
Y-Class	1.57%	5.00%	1,000.00	1,017.24	7.96

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.

the GUGGENHEIM FUNDS annual report | 5

Performance Report and FUND PROFILE (Unaudited)	December 31, 2012

Managed Futures Strategy FUND

OBJECTIVE: Seeks to achieve positive absolute returns.

The Managed Futures Strategy Fund H-Class returned -11.32%, compared with a return of -11.21% for its benchmark comparison, the Standard & Poor’s Diversified Trends Indicator® (S&P DTI). The Fund also underperformed the 0.11% return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

For 2012, the leading positive contributors to Fund performance were coffee, reformulated gasoline blendstock for oxygen blending (Gasoline RBOB) and heating oil. Copper, soybeans and gold contributed negatively to Fund performance. Most of the negative contribution for the year came from commodities.

Derivatives in the Fund are used to help provide desired exposure in the most efficient manner, as well as to provide liquidity.

In August 2012, the Fund’s Board of Trustees approved a change in investment strategy, which took effect October 29, 2012. The change involved investing 20% of the Fund’s assets in a proprietary managed futures strategy. The proprietary strategy offers more broadly based access to the futures markets, expanding the opportunity set to include both domestic and international traded futures and adding additional asset classes, such as equities and short-term interest rates.

The proprietary strategy detracted from the Fund’s performance for the two months of 2012 it was being implemented in the portfolio.

In November 2012, the Fund’s Board of Trustees approved a second change in investment strategy, effective January 29, 2013. That change involved investing the remaining 80% of the Fund’s assets in the proprietary managed futures strategy.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 2, 2007
C-Class	March 2, 2007
H-Class	March 2, 2007
Institutional Class	May 3, 2010
Y-Class	March 29, 2010

The Fund invests principally in derivative investments such as futures contracts.

6 | the GUGGENHEIM FUNDS annual report

Performance Report and FUND PROFILE (Unaudited)(concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(03/02/07)
A-Class Shares	-11.32%	-3.82%	-2.14%
A-Class Shares with sales charge†	-15.52%	-4.75%	-2.96%
C-Class Shares	-12.04%	-4.55%	-2.88%
C-Class Shares with CDSC‡	-12.92%	-4.55%	-2.88%
H-Class Shares	-11.32%	-3.82%	-2.14%
S&P Diversified Trends Indicator	-11.21%	-3.65%	-1.53%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11%	0.52%	1.14%

		Since
		Inception
	1 Year	(05/03/10)
Institutional Class Shares	-11.14%	-6.51%
S&P Diversified Trends Indicator	-11.21%	-5.92%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11%	0.12%

		Since
		Inception
		(03/29/10)
Y-Class Shares	-11.05%	-6.46%
S&P Diversified Trends Indicator	-11.21%	-5.89%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.11%	0.12%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Diversified Trends Indicator and Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares, Institutional Class shares, and Y-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the GUGGENHEIM FUNDS annual report | 7

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2012
Managed Futures Strategy Fund

	Shares	Value

EXCHANGE TRADED FUNDS† - 8.1%
PIMCO Enhanced Short Maturity
Exchange-Traded Fund[1]	600,000	$60,888,000
Guggenheim Enhanced Short
Duration Bond ETF[1,6]	140,000	7,007,000
Total Exchange Traded Funds
(Cost $67,930,214)		67,895,000

	Face
	amount
FEDERAL AGENCY DISCOUNT NOTES†† - 41.4%
Farmer Mac[2]
0.21% due 03/28/13	$50,000,000	49,994,099
0.22% due 05/31/13	50,000,000	49,981,400
0.21% due 04/23/13	40,000,000	39,991,360
0.18% due 01/23/13	25,000,000	24,999,700
0.19% due 03/06/13	25,000,000	24,997,800
Total Farmer Mac		189,964,359
Federal Home Loan Bank[2]
0.18% due 02/26/13	25,000,000	24,998,475
0.22% due 07/01/13	25,000,000	24,985,000
0.18% due 09/09/13	20,000,000	19,980,580
Total Federal Home Loan Bank		69,964,055
Freddie Mac[3]
0.18% due 03/15/13	25,000,000	24,997,500
0.18% due 05/21/13	25,000,000	24,991,325
Total Freddie Mac		49,988,825
Federal Farm Credit Bank[2]
0.20% due 03/28/13	25,000,000	24,997,050
0.19% due 01/28/13	15,000,000	14,999,790
Total Federal Farm Credit Bank		39,996,840
Total Federal Agency Discount Notes
(Cost $349,791,295)		349,914,079
FEDERAL AGENCY NOTES†† - 37.5%
Federal Home Loan Bank[2]
0.20% due 04/30/13	50,000,000	50,013,100
0.13% due 03/01/13	50,000,000	50,000,400
0.22% due 05/02/13	25,000,000	25,008,325
0.22% due 07/23/13	25,000,000	25,006,825
0.22% due 04/09/13	25,000,000	25,006,725
0.18% due 02/28/13	25,000,000	25,002,350
0.19% due 02/15/13	21,500,000	21,501,785
0.17% due 01/17/13	18,625,000	18,625,391
0.18% due 01/10/13	15,700,000	15,700,204
0.38% due 01/29/13	10,000,000	10,001,910
0.19% due 12/13/13	10,000,000	10,000,950
Total Federal Home Loan Bank		275,867,965

Federal Farm Credit Bank[2]
0.18% due 01/02/13	25,000,000	25,000,000
Fannie Mae[3]
0.75% due 02/26/13	15,000,000	15,014,160
Total Federal Agency Notes
(Cost $315,826,325)		315,882,125
REPURCHASE AGREEMENTS††,4 - 11.1%
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	40,882,794	40,882,794
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	20,908,998	20,908,998
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	17,785,984	17,785,984
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	14,004,813	14,004,813
Total Repurchase Agreements
(Cost $93,582,589)		93,582,589
SECURITIES LENDING COLLATERAL††,5 - 0.2%
Repurchase Agreements
Merrill Lynch, Pierce,
Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	932,003	932,003
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	591,522	591,522
Total Securities Lending Collateral
(Cost $1,523,525)		1,523,525
Total Investments - 98.3%
(Cost $828,653,948)		$828,797,318
Other Assets & Liabilities, net - 1.7%		14,526,610
Total Net Assets - 100.0%		$843,323,928

8 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
Managed Futures Strategy Fund

		Unrealized
	Contracts	Gain (Loss)
COMMODITY FUTURES CONTRACTS PURCHASED†
March 2013 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $50,330,280)	546	$2,540,761
March 2013 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $29,343,699)	253	1,303,175
March 2013 Heating Oil
Futures Contracts
(Aggregate Value of
Contracts $20,146,190)	159	473,453
February 2013 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $11,123,700)	210	300,996
February 2013 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $13,889,520)	404	245,027
February 2013 Gold 100 oz.
Futures Contracts
(Aggregate Value of
Contracts $9,037,440)	54	135,918
March 2013 Silver
Futures Contracts
(Aggregate Value of
Contracts $759,125)	5	14,860
March 2013 Copper
Futures Contracts
(Aggregate Value of
Contracts $30,187,200)	331	(5,232)
March 2013 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $20,602,920)	611	(332,091)
(Total Aggregate Value of
Contracts $185,420,074)		$4,676,867
EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 Nikkei 225 Index
Futures Contracts††
(Aggregate Value of
Contracts $5,187,978)	43	$422,520
March 2013 FTSE/JSE Top 40 Index
Futures Contracts††
(Aggregate Value of
Contracts $7,560,901)	179	206,414
March 2013 SPI 200 Index
Futures Contracts††
(Aggregate Value of
Contracts $7,464,420)	61	172,176
January 2013 Hang Seng Index
Futures Contracts††
(Aggregate Value of
Contracts $5,636,851)	38	58,501
January 2013 CAC40 10 Euro Index
Futures Contracts††
(Aggregate Value of
Contracts $2,450,670)	50	44,549
March 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,539,200)	30	44,268
January 2013 Amsterdam Index
Futures Contracts††
(Aggregate Value of
Contracts $2,583,825)	28	43,773
January 2013 H-Shares Index
Futures Contracts††
(Aggregate Value of
Contracts $2,547,107)	34	38,870
March 2013 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $2,518,064)	26	25,021
March 2013 DAX Index
Futures Contracts††
(Aggregate Value of
Contracts $2,547,335)	10	21,436
March 2013 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,543,750)	25	20,194
March 2013 Topix Index
Futures Contracts††
(Aggregate Value of
Contracts $2,600,330)	26	17,864
January 2013 IBEX 35 Index
Futures Contracts††
(Aggregate Value of
Contracts $976,265)	9	3,144
March 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,488,063)	35	(5,161)
March 2013 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,221,875)	23	(7,088)
March 2013 Dow Jones
Industrial Average Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,477,600)	38	(26,459)
(Total Aggregate Value of
Contracts $53,344,234)		$1,080,022
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2013 Euro FX Currency
Futures Contracts
(Aggregate Value of
Contracts $88,955,213)	539	$1,261,633

See Notes to Financial Statements.	the Guggenheim Funds annual REPORT | 9

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
Managed Futures Strategy Fund

		Unrealized
	Contracts	Gain (Loss)
March 2013 British Pound
Futures Contracts
(Aggregate Value of
Contracts $52,897,781)	521	$178,166
March 2013 Swiss Franc
Futures Contracts
(Aggregate Value of
Contracts $13,675,000)	100	91,656
March 2013 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $26,457,800)	263	(185,628)
March 2013 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $46,413,130)	449	(682,636)
(Total Aggregate Value of
Contracts $228,398,924)		$663,191
INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2013 3 Month Euro Euribor
Futures Contracts††
(Aggregate Value of
Contracts $103,462,559)	308	$2,037,030
March 2013 Euro - Schatz
Futures Contracts††
(Aggregate Value of
Contracts $60,576,235)	410	661,271
March 2013 Euro - Bund
Futures Contracts††
(Aggregate Value of
Contracts $17,415,900)	91	75,067
March 2013 Euro - Bobl
Futures Contracts††
(Aggregate Value of
Contracts $30,069,921)	179	69,811
June 2013 3 Month Eurodollar
Futures Contracts
(Aggregate Value of
Contracts $113,131,125)	454	6,217
June 2013 3 Month Sterling
Futures Contracts††
(Aggregate Value of
Contracts $100,817,705)	499	(1,050)
March 2013 U.S. Treasury 2 Year Note
Futures Contracts
(Aggregate Value of
Contracts $67,885,125)	308	(5,259)
March 2013 U.S. Treasury 5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $33,774,750)	272	(119,394)
March 2013 Long Gilt
Futures Contracts††
(Aggregate Value of
Contracts $15,980,889)	83	(137,605)
March 2013 U.S. Treasury 30 Year Bond
Futures Contracts
(Aggregate Value of
Contracts $13,368,469)	91	(282,241)
March 2013 Japanese Government
10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $54,507,349)	33	(549,230)
March 2013 U.S. Treasury 10 Year Note
Futures Contracts
(Aggregate Value of
Contracts $70,158,750)	530	(673,000)
March 2013 Australian Government 10 Year
Bond Futures Contracts††
(Aggregate Value of
Contracts $32,143,031)	258	(894,285)
(Total Aggregate Value of
Contracts $713,291,808)		$187,332
COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2013 Soybean
Futures Contracts
(Aggregate Value of
Contracts $29,307,200)	416	$2,250,442
March 2013 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $20,628,000)	382	1,881,355
March 2013 Wheat
Futures Contracts
(Aggregate Value of
Contracts $12,191,350)	313	1,418,915
March 2013 Corn
Futures Contracts
(Aggregate Value of
Contracts $20,782,575)	594	1,283,543
March 2013 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $19,377,960)	885	838,091
February 2013 LME Primary Aluminum
Futures Contracts
(Aggregate Value of
Contracts $3,194,550)	62	93,046
February 2013 LME Nickel
Futures Contracts
(Aggregate Value of
Contracts $2,248,620)	22	90,547
March 2013 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $2,477,520)	111	(20,285)
March 2013 Gas Oil
Futures Contracts
(Aggregate Value of
Contracts $2,621,500)	28	(23,146)

10 | The Guggenheim Funds annual REPORT	See Notes to Financial Statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
Managed Futures Strategy Fund

		Unrealized
	Contracts	Gain (Loss)
March 2013 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $2,310,630)	21	$(59,951)
March 2013 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $8,859,500)	235	(466,259)
(Total Aggregate Value of
Contracts $123,999,405)		$7,286,298
CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2013 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $108,429,000)	752	$4,644,657

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at December 31, 2012 - See Note 11.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.
[5]	Securities lending collateral — See Note 11.
[6]	Investment in a product that pays a management fee to a party related to the advisor.

See Notes to Financial Statements .	the Guggenheim Funds annual REPORT | 11

Managed Futures Strategy Fund

Consolidated STATEMENT OF
ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $1,486,613 of securities loaned
(cost $733,547,834)	$733,691,204
Repurchase agreements, at value
(cost $95,106,114)	95,106,114
Total investments
(cost $828,653,948)	828,797,318
Segregated cash with broker	34,820,989
Receivables:
Variation margin	3,073,679
Fund shares sold	2,335,594
Interest	242,622
Dividends	76,980
Total assets	869,347,182
Liabilities:
Overdraft due to custodian bank	714,206
Payable for:
Fund shares redeemed	20,842,235
Payable upon return of securities loaned	1,523,525
Management fees	755,067
Distribution and service fees	206,536
Transfer agent and administrative fees	205,053
Portfolio accounting fees	51,911
Miscellaneous	1,724,721
Total liabilities	26,023,254
Net assets	$843,323,928
Net assets consist of:
Paid in capital	$951,939,699
Accumulated net investment loss	(1,962,317)
Accumulated net realized loss on investments	(125,335,019)
Net unrealized appreciation on investments	18,681,565
Net assets	$843,323,928
A-Class:
Net assets	$145,950,146
Capital shares outstanding	6,875,037
Net asset value per share	$21.23
Maximum offering price per share
(Net asset value divided by 95.25%)	$22.29
C-Class:
Net assets	$49,378,192
Capital shares outstanding	2,430,652
Net asset value per share	$20.31
H-Class:
Net assets	$501,108,625
Capital shares outstanding	23,604,437
Net asset value per share	$21.23
Institutional Class:
Net assets	$45,700,193
Capital shares outstanding	2,137,356
Net asset value per share	$21.38
Y-Class:
Net assets	$101,186,772
Capital shares outstanding	4,727,003
Net asset value per share	$21.41

Consolidated STATEMENT
OF OPERATIONS

Year Ended December 31, 2012

Investment Income:
Interest	$3,267,443
Dividends	184,800
Income from securities lending, net	5,210
Total investment income	3,457,453

Expenses:
Management fees	17,713,571
Transfer agent and administrative fees
A-Class	728,405
C-Class	175,529
H-Class	2,824,637
I-Class	174,627
Y-Class	565,594
Distribution and service fees:
A-Class	728,405
C-Class	702,118
H-Class	2,824,637
Portfolio accounting fees	890,737
Licensing fees	5,674,687
Custodian fees	375,180
Trustees’ fees*	275,382
Miscellaneous	1,847,177
Total expenses	35,500,686
Less:
Expenses waived by Advisor	(1,116,619)
Net expenses	34,384,067
Net investment loss	(30,926,614)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	48,374
Futures contracts	(209,489,515)
Foreign currency	(3,518)
Options written	1,235,551
Net realized loss	(208,209,108)
Net change in unrealized appreciation
(depreciation) on:
Investments	(643,044)
Futures contracts	(3,701,022)
Foreign currency	(172)
Net change in unrealized appreciation
(depreciation)	(4,344,238)
Net realized and unrealized loss	(212,553,346)
Net decrease in net assets resulting from operations	$(243,479,960)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

Managed Futures Strategy Fund

Consolidated STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(30,926,614)	$(43,185,269)
Net realized loss on investments	(208,209,108)	(76,732,566)
Net change in unrealized appreciation (depreciation) on investments	(4,344,238)	(65,602,982)
Net decrease in net assets resulting from operations	(243,479,960)	(185,520,817)

Capital share transactions:
Proceeds from sale of shares
A-Class	122,900,483	511,923,650
C-Class	6,406,783	16,934,292
H-Class	809,349,983	795,455,515
Institutional Class	41,570,693	74,985,665
Y-Class	40,444,459	299,957,366
Cost of shares redeemed
A-Class	(671,652,699)	(383,723,127)
C-Class	(43,969,338)	(69,518,004)
H-Class	(1,219,877,947)	(847,649,799)
Institutional Class	(88,606,366)	(100,701,093)
Y-Class	(306,099,003)	(55,454,346)
Net increase (decrease) from capital share transactions	(1,309,532,952)	242,210,119
Net increase (decrease) in net assets	(1,553,012,912)	56,689,302

Net assets:
Beginning of year	2,396,336,840	2,339,647,538
End of year	$843,323,928	$2,396,336,840
Accumulated net investment loss at end of year	$(1,962,317)	$(1,952,195)

Capital share activity:
Shares sold
A-Class	5,377,085	20,376,917
C-Class	298,490	686,909
H-Class	35,175,121	31,500,881
Institutional Class	1,899,025	2,971,063
Y-Class	1,739,090	11,718,228
Shares redeemed
A-Class	(29,130,895)	(15,245,234)
C-Class	(2,053,748)	(2,835,242)
H-Class	(55,835,873)	(33,774,119)
Institutional Class	(3,982,544)	(3,965,154)
Y-Class	(13,821,535)	(2,232,779)
Net increase (decrease) in shares	(60,335,784)	9,201,470

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 13

MANAGED FUTURES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
A-Class	2012[a]	2011[a]	2010[a]	2009[a]	2008[a,b]	2008
Per Share Data
Net asset value, beginning of period	$23.95	$25.78	$26.81	$28.04	$28.26	$25.03
Income (loss) from investment operations:
Net investment income (loss)[c]	(.39)	(.44)	(.41)	(.39)	(—) [d]	.57
Net gain (loss) on investments (realized and unrealized)	(2.33)	(1.39)	(.62)	(.84)	.83	2.64
Total from investment operations	(2.72)	(1.83)	(1.03)	(1.23)	.83	3.21
Less distributions from:
Net investment income	—	—	—	—	(.57)	—
Net realized gains	—	—	—	—	(.50)	(—) [i]
Total distributions	—	—	—	—	(1.07)	(—) [i]
Redemption fees collected	—	—	— [e]	— [e]	.02	.02
Net asset value, end of period	$21.23	$23.95	$25.78	$26.81	$28.04	$28.26

Total Return[f]	(11.32%)	(7.14%)	(3.84%)	(4.39%)	2.96%	12.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,950	$733,469	$657,317	$636,083	$298,987	$128,744
Ratios to average net assets:
Net investment income (loss)	(1.71%)	(1.76%)	(1.66%)	(1.42%)	(0.02%)	2.15%
Total expenses[g]	1.96%	2.05%	2.04%	2.16%	1.77%	1.72%
Net expenses[h]	1.89%	1.97%	1.97%	2.05%	1.77%	1.72%
Portfolio turnover rate	172%	72%	148%	125%	74%	154%

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
C-Class	2012[a]	2011[a]	2010[a]	2009[a]	2008[a,b]	2008
Per Share Data
Net asset value, beginning of period	$23.09	$25.04	$26.24	$27.65	$28.04	$25.02
Income (loss) from investment operations:
Net investment income (loss)[c]	(.53)	(.61)	(.59)	(.58)	(.16)	.35
Net gain (loss) on investments (realized and unrealized)	(2.25)	(1.34)	(.61)	(.83)	.82	2.65
Total from investment operations	(2.78)	(1.95)	(1.20)	(1.41)	.66	3.00
Less distributions from:
Net investment income	—	—	—	—	(.57)	—
Net realized gains	—	—	—	—	(.50)	(—) [i]
Total distributions	—	—	—	—	(1.07)	(—) [i]
Redemption fees collected	—	—	— [e]	— [e]	.02	.02
Net asset value, end of period	$20.31	$23.09	$25.04	$26.24	$27.65	$28.04

Total Return[f]	(12.04%)	(7.79%)	(4.57%)	(5.10%)	2.37%	12.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,378	$96,647	$158,628	$225,416	$125,601	$46,005
Ratios to average net assets:
Net investment income (loss)	(2.45%)	(2.50%)	(2.41%)	(2.17%)	(0.78%)	1.30%
Total expenses[g]	2.70%	2.80%	2.79%	2.92%	2.51%	2.48%
Net expenses[h]	2.64%	2.72%	2.72%	2.81%	2.51%	2.48%
Portfolio turnover rate	172%	72%	148%	125%	74%	154%

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS .

MANAGED FUTURES STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	March 31,
H-Class	2012[a]	2011[a]	2010[a]	2009[a]	2008[a,b]	2008
Per Share Data
Net asset value, beginning of period	$23.95	$25.78	$26.81	$28.04	$28.26	$25.03
Income (loss) from investment operations:
Net investment income (loss)[c]	(.38)	(.44)	(.42)	(.38)	(.01)	.58
Net gain (loss) on investments (realized and unrealized)	(2.34)	(1.39)	(.61)	(.85)	.84	2.63
Total from investment operations	(2.72)	(1.83)	(1.03)	(1.23)	.83	3.21
Less distributions from:
Net investment income	—	—	—	—	(.57)	—
Net realized gains	—	—	—	—	(.50)	(—) [i]
Total distributions	—	—	—	—	(1.07)	(—) [i]
Redemption fees collected	—	—	— [e]	— [e]	.02	.02
Net asset value, end of period	$21.23	$23.95	$25.78	$26.81	$28.04	$28.26

Total Return[f]	(11.32%)	(7.14%)	(3.84%)	(4.39%)	2.96%	12.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$501,109	$1,059,988	$1,199,718	$1,468,770	$838,511	$322,673
Ratios to average net assets:
Net investment income (loss)	(1.70%)	(1.75%)	(1.66%)	1.41%	(0.03%)	2.17%
Total expenses[g]	1.95%	2.05%	2.04%	2.16%	1.77%	1.73%
Net expenses[h]	1.89%	1.97%	1.97%	2.05%	1.77%	1.73%
Portfolio turnover rate	172%	72%	148%	125%	74%	154%

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Institutional Class	2012[a]	2011[a]	2010[a,j]
Per Share Data
Net asset value, beginning of period	$24.06	$25.84	$25.58
Income (loss) from investment operations:
Net investment loss[c]	(.33)	(.38)	(.23)
Net gain (loss) on investments (realized and unrealized)	(2.35)	(1.40)	.49
Total from investment operations	(2.68)	(1.78)	.26
Redemption fees collected	—	—	— [e]
Net asset value, end of period	$21.38	$24.06	$25.84

Total Return[f]	(11.14%)	(6.85%)	0.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,700	$101,549	$134,733
Ratios to average net assets:
Net investment loss	(1.45%)	(1.50%)	(1.41%)
Total expenses[g]	1.70%	1.80%	1.78%
Net expenses[h]	1.64%	1.72%	1.72%
Portfolio turnover rate	172%	72%	148%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

MANAGED FUTURES STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Y-Class	2012[a]	2011[a]	2010[a,k]
Per Share Data
Net asset value, beginning of period	$24.07	$25.84	$25.74
Income (loss) from investment operations:
Net investment loss[c]	(.32)	(.37)	(.26)
Net gain (loss) on investments (realized and unrealized)	(2.34)	(1.40)	.36
Total from investment operations	(2.66)	(1.77)	.10
Redemption fees collected	—	—	— [e]
Net asset value, end of period	$21.41	$24.07	$25.84

Total Return[f]	(11.05%)	(6.85%)	0.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,187	$404,684	$189,251
Ratios to average net assets:
Net investment loss	(1.41%)	(1.47%)	(1.36%)
Total expenses[g]	1.65%	1.75%	1.73%
Net expenses[h]	1.59%	1.68%	1.67%
Portfolio turnover rate	172%	72%	148%

[a]	Consolidated.
[b]	The Fund changed its fiscal year end from March 31 to December 31 in 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Net investment loss is less than $0.01 per share.
[e]	Redemption fees collected are less than $0.01 per share.
[f]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[g]	Does not include expenses of the underlying funds in which the Fund invests.
[h]	Net expense information reflects the expense ratios after expense waivers.
I	Distributions from realized gains are less than $0.01 per share.
[j]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[k]	Since commencement of operations: March 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company of the series type. Each series, in effect, is representing a separate Fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares, and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At December 31, 2012, the Trust consisted of fifty-six separate funds. This report covers the Managed Futures Strategy Fund (the “Fund”). Only A-Class, C-Class, H-Class, Y-Class and Institutional Class shares had been issued by the Fund.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

		Subsidiary	% of Total Net
		Net Assets at	Assets of the Fund
	Inception Date	December 31,	at December 31,
	of Subsidiary	2012	2012
Managed Futures
Strategy Fund	05/01/08	$57,016,033	6.8%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and close-end investment companies are valued at the last quoted sales price.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D.  Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

F.  The Fund may leave cash overnight in its cash account with the custodian, U.S. Bank. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

G.  Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H.  Throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Fund utilizes a variety of derivative instruments including options and futures. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund wrote call options on a covered basis and put options on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the writer the obligation to sell or purchase a security at a specified price, until a certain date. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. An amount equal to the premium received is entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

In conjunction with the use of written options and futures, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets.

RFS provides transfer agent and administrative services to the Fund for fees calculated at an annualized rate of 0.25% of the average daily net assets of A-Class, C-Class, H-Class and Institutional Class and 0.20% of the average daily net assets of Y-Class.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2013.

RFS also provides accounting services to the Fund for fees calculated at annualized rates below, based on the average daily net assets of the Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GDL for paying the shareholder’s financial advisor an ongoing sales commission. GDL advances the first year’s service and distribution fees to the financial advisor. RDL retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2012, GDL retained sales charges of $258,671 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s net assets at December 31, 2012:

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
Fund	In Securities	Instruments*	In Securities	In Securities	Total
Assets
Managed Futures Strategy Fund	$67,895,000	$19,116,920	$764,799,765	$—	$851,811,685
Liabilities
Managed Futures Strategy Fund	$—	$2,893,830	$1,582,170	$—	$4,476,000

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2012, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2012, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			Federal Home Loan Bank
0.12%			0.17%
Due 01/02/13	$665,217,013	$665,221,448	12/18/13 - 12/24/13	$677,040,000	$678,525,865
Deutsche Bank			U.S. Treasury Note
0.11%			2.13% - 3.38%
Due 01/02/13	340,217,013	340,219,092	06/30/13 - 12/31/2015	338,332,600	347,021,360
Mizuho Financial Group, Inc.			U.S. Treasury Note
0.14%			2.75%
Due 01/02/13	289,401,448	289,403,699	10/31/13	286,361,000	295,189,494
Credit Suisse Group			U.S. Treasury Note
0.12%			2.50%
Due 01/02/13	227,876,805	227,878,325	03/31/15	218,783,700	232,434,390

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:.

Fund	Index Exposure	Liquidity
Managed Futures Strategy Fund	x	x

The following table represents the notional amount of futures contracts outstanding, as an approximate percentage of the Fund’s net assets on a daily basis.

	Approximate percentage of
	Fund’s net assets on a daily basis
Fund	Long	Short
Managed Futures Strategy Fund	140%	30%

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of December 31, 2012:

Derivative Investment Type	Asset Derivatives
Equity/Interest rate/Currency/Commodity contracts	Variation margin

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2012:

Asset Derivative Investments Value
	Futures	Futures	Futures	Futures	Total Value at
	Equity	Currency	Interest Rate	Commodity	December 31,
Fund	Contracts*	Contracts*	Contracts*	Contracts*	2012
Managed Futures Strategy Fund	$1,118,730	$6,176,112	$2,849,396	$12,870,129	$23,014,367

Liability Derivative Investments Value
	Futures	Futures	Futures	Futures	Total Value at
	Equity	Currency	Interest Rate	Commodity	December 31,
Fund	Contracts*	Contracts*	Contracts*	Contracts*	2012
Managed Futures Strategy Fund	$38,708	$868,264	$2,662,064	$906,964	$4,476,000

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended December 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Currency/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on options written

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended December 31, 2012:

Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
	Futures	Futures	Futures	Futures	Options
	Equity	Currency	Interest Rate	Commodity	Written Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Managed Futures Strategy Fund	$2,818,019	$(44,127,822)	$(10,413,175)	$(157,766,537)	$1,235,551	$(208,253,964)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
	Futures	Futures	Futures	Futures	Options
	Equity	Currency	Interest Rate	Commodity	Written Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Managed Futures Strategy Fund	$1,080,022	$(3,258,795)	$(6,271,789)	$4,749,540	$—	$(3,701,022)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Options Written

Transactions in options written during the year ended December 31, 2012 were as follows:

	Written Call Options
	Number of	Premium
Managed Futures Strategy Fund	contracts	amount
Balance at December 31, 2011	—	$—
Options Written	2,750	1,255,825
Options terminated in closing purchase transactions	(625)	(319,375)
Options expired	(2,125)	(936,450)
Options exercised	—	—
Balance at December 31, 2012	—	$—

Written Put Options
	Number of	Premium
Managed Futures Strategy Fund	contracts	amount
Balance at December 31, 2011	—	$—
Options Written	175	50,351
Options terminated in closing purchase transactions	—	—
Options expired	(175)	(50,351)
Options exercised	—	—
Balance at December 31, 2012	—	$—

8. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009–2012), and has concluded that no provision for income tax is required in the Fund’s financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carry forwards. The Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carry forwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Managed Futures Strategy Fund	$—

The tax character of distributions paid during the year ended December 31, 2012, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Managed Futures Strategy Fund	$—	$—	$—

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended December 31, 2011, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Managed Futures Strategy Fund	$—	$—	$—

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2012, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward
Managed Futures Strategy Fund	$—	$—	$10,501,500	$(109,898,117)[1]

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

[1]	A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

					Total
	Expires in	Expires in	Unlimited		Capital Loss
Fund	2017	2018	Short Term	Long Term	Carryforward
Managed Futures Strategy Fund	$(9,859,364)	$(42,873,423)	$(13,965,201)	$(43,200,129)	$(109,898,117)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to mark-to-market of futures contracts, foreign currency gains and losses, and post-October losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

	Paid In	Net Investment	Net Realized
Fund	Capital	Income	gain
Managed Futures Strategy Fund	$(187,842,571)	$30,916,492	$156,926,079

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	gain	Loss	Loss
Managed Futures Strategy Fund	$830,606,143	$178,584	$(1,987,409)	$(1,808,825)

Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2012, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until January 1, 2013:

Fund	Ordinary	Capital
Managed Futures Strategy Fund	$10,122	$9,209,032

9. Securities Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Managed Futures Strategy Fund	$92,930,214	$100,000,000

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Line of Credit

The Trust, along with other affiliated Trust, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2012. The Fund did not have any borrowings under this agreement at December 31, 2012.

The average daily balance borrowed for the year ended December 31, 2012 was as follows:

Fund	Average Daily Balance
Managed Futures Strategy Fund	$30,440

11. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2012, the Funds participated in securities lending as follows:

	Value of	Cash
Fund	Securities Loaned	Collateral Received
Managed Futures Strategy Fund	$1,486,613	$1,523,525

The following represents a breakdown of the collateral for the joint repurchase agreements at December 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			Fannie Mae
0.16%			1.00%
Due 01/02/13	$56,000,000	$56,000,498	09/20/17	$17,736,000	$17,748,238
			U.S. Treasury Note
			0.25%
			08/15/15	39,359,000	39,285,202
RBS Securities, Inc.			Freddie Mac
0.20%			1.00%
Due 01/02/13	35,542,000	35,542,395	03/08/17	10,481,300	10,618,396
			Fannie Mae
			6.25%
			05/15/29	13,845,000	20,014,471
			Federal Home Loan Bank
			0.375%
			10/18/13	7,935,000	7,947,298
			U.S. Treasury Note
			1.75%
			05/15/22	39,050,000	39,504,544
			Cash	38,815,000	38,815,000

12. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

the Rydex Series Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Series Funds also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500 Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $ 1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

13. Subsequent Events

Strategy Change

At a meeting held on November 19, 2012, the Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”) approved a revised investment objective and revised principal investment strategies for the Managed Futures Strategy Fund. The revisions to the Fund’s principal investment strategies are primarily intended to diversify the Fund’s investment exposure by broadening the variety of investment strategies it may pursue in seeking to achieve its investment objective. Therefore, effective January 29, 2013, the changes noted above will apply to the Fund.

The changes to the Fund’s investment objective, principal investment strategies, and principal risks will not result in an increase in the Fund’s fees. The changes may decrease the Fund’s expenses due to a reduction of the current index licensing fee paid by the Fund. Please read the Fund’s prospectus for more information on these changes.

Distributor Name Change

Effective January 1, 2013, Rydex Distributors LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying consolidated statement of assets and liabilities of the Managed Futures Strategy Fund (one of the series constituting the Rydex Series Funds) (the “Fund”), including the consolidated schedule of investments, as of December 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein (consolidated for the years or periods ended December 31, 2012, 2011, 2010, 2009, and 2008). These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Managed Futures Strategy Fund at December 31, 2012, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein (consolidated for the years or periods ended December 31, 2012, 2011, 2010, 2009, and 2008), in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2013

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

INFORMATION on board of trustees and officers (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Length of Service
Name and	as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

`

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Length of Service
Name and	as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - concluded

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008-2010), Chief Investment Officer (2006-2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011); and Brecek & Young Advisors, Inc., Director (2004–2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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GUGGENHEIM ALTERNATIVE INVESTMENT FUNDS

GUGGENHEIM LONG/SHORT COMMODITIES STRATEGY FUND

GUGGENHEIM GLOBAL MANAGED FUTURES STRATEGY FUND

GUGGENHEIM MULTI-HEDGE STRATEGIES FUND

RYDEX SPECIALTY FUND

RYDEX COMMODITIES STRATEGY FUND

RDXSGIALT-ANN-1212x1213

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

the GUGGENHEIM FUNDS annual report | 1

December 31, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for four alternative strategies that are part of the Rydex Series Funds.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Funds for the period ended December 31, 2012:

– Long Short Commodities Strategy Fund

– Global Managed Futures Strategy Fund

– Multi-Hedge Strategies Fund

– Commodities Strategy Fund

Guggenheim Distributors, LLC, is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

January 31, 2013

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alternative funds may not be suitable for all investors. • A Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • A Fund’s use of short selling involves increased risk and costs. A Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses • A Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. • A Fund’s fixed income investments will change in value in response to interest rate changes and other factors. • A Fund may invest in securities of foreign companies directly or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded in U.S. markets. • A Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • See the prospectus for more information on these and additional risks.

2 | the GUGGENHEIM FUNDS annual report

ECONOMIC AND MARKET OVERVIEW	December 31, 2012

The U.S. economy is reaching “escape velocity,” powered by the monetary rocket fuel from central banks around the world. Almost every domestic economic indicator is now positive and the economic backdrop is stronger than it has been in the last seven years.

Markets have now begun focusing on the U.S. debt ceiling debate, following Congress’ New Year’s reprieve on the Fiscal Cliff. Despite the uncertainty created by political partisanship in Washington, the strength of recent U.S. economic data demonstrates the resilience of the current U.S. economic expansion, including improvements in industrial production, initial jobless claims, third quarter GDP and continued recovery in the housing market. Investors can expect a continuation of the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation, and sustained economic growth.

Although Europe remains in a recession, more importantly, the political process towards fiscal unity appears to be underway with the initial steps taken towards the creation of a banking union. This has, for the time being, eliminated the worst-case scenario – an unwinding of the European Union. As the structural outlook in Europe improves, albeit at a glacial pace, tail risk, the possibility that an unlikely event will occur and cause a very large loss, is significantly mitigated. In China, along with the transition in political leadership, there are positive signs that the country may also have passed the bottom in the economic cycle, which could also be good news for emerging markets.

For the 12-month period ended December 31, 2012, the Standard & Poor’s 500 (“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 16.00%. Foreign markets were even stronger: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 17.32%. The return of the MSCI Emerging Markets Index*, which measures market performance in global emerging markets, was 21.93%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 4.21% return for the period, while the Barclays U.S. High Yield Index* returned 15.81%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.11% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

the GUGGENHEIM FUNDS annual report | 3

ECONOMIC AND MARKET OVERVIEW (concluded)	December 31, 2012

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index references the value of a synthetic portfolio of up to 7 long constituents and 7 short constituents. As a total return index, it reflects the returns that are potentially available through an unleveraged investment in the contracts comprising such index plus interest that could be earned on funds committed to the trading of the underlying futures contracts.

Dow Jones-UBS Commodity IndexSM is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). The DJ-UBSCI is calculated on an excess return basis, which means it reflects the return of underlying commodity futures price movements only.

S&P GSCI®, a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

Standard & Poor’s Diversified Trends Indicator® is an investable long/short strategy that can benefit from trends (in either direction) in the global futures markets. It consists of 24 futures contracts, with a 50% weighting in financial futures and 50% weighting in commodities futures. S&P Indices also offers financials-only and commodities-only subsets of the S&P DTI, providing a flexible way to tailor exposure to these respective asset classes.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Merger Arbitrage Index is designed to measure merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies currently engaged in a corporate transaction. Merger arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

HFRX Equity Market Neutral Index is designed to measure equity market neutral strategies which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. Equity market neutral strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2012 and ending December 31, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

About Shareholders’ Fund Expenses (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	June 30, 2012	December 31, 2012	Period[2]
Table 1. Based on actual Fund return[3]
Long/Short Commodities Strategy Fund
A-Class	1.90%	(24.37%)	$1,000.00	$756.30	$8.39
C-Class	2.65%	(24.63%)	1,000.00	753.70	11.68
H-Class	1.90%	(24.37%)	1,000.00	756.30	8.39
Institutional Class	1.65%	(24.29%)	1,000.00	757.10	7.29
Y-Class	1.60%	(24.24%)	1,000.00	757.60	7.07
Global Managed Futures Strategy Fund
Institutional Class	1.26%	(1.38%)	1,000.00	986.20	6.29
Multi-Hedge Strategies Fund
A-Class	3.22%	1.34%	1,000.00	1,013.40	16.30
C-Class	3.95%	0.94%	1,000.00	1,009.40	19.95
H-Class	3.16%	1.34%	1,000.00	1,013.40	15.99
Institutional Class	3.01%	1.42%	1,000.00	1,014.20	15.24
Commodities Strategy Fund
A-Class	1.50%	6.96%	1,000.00	1,069.60	7.80
C-Class	2.26%	6.59%	1,000.00	1,065.90	11.74
H-Class	1.51%	7.03%	1,000.00	1,070.30	7.86

Table 2. Based on hypothetical 5% return (before expenses)
Long/Short Commodities Strategy Fund
A-Class	1.90%	5.00%	$1,000.00	$1,015.58	$9.63
C-Class	2.65%	5.00%	1,000.00	1,011.81	13.40
H-Class	1.90%	5.00%	1,000.00	1,015.58	9.63
Institutional Class	1.65%	5.00%	1,000.00	1,016.84	8.36
Y-Class	1.60%	5.00%	1,000.00	1,017.09	8.11
Global Managed Futures Strategy Fund
Institutional Class	1.26%	5.00%	1,000.00	1,018.80	6.39
Multi-Hedge Strategies Fund
A-Class	3.22%	5.00%	1,000.00	1,008.95	16.26
C-Class	3.95%	5.00%	1,000.00	1,005.28	19.91
H-Class	3.16%	5.00%	1,000.00	1,009.25	15.96
Institutional Class	3.01%	5.00%	1,000.00	1,010.00	15.21
Commodities Strategy Fund
A-Class	1.50%	5.00%	1,000.00	1,017.60	7.61
C-Class	2.26%	5.00%	1,000.00	1,013.77	11.44
H-Class	1.51%	5.00%	1,000.00	1,017.55	7.66

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which include dividend and interest expense from securities sold short. Excluding short dividend expense and prime broker interest expense, the operating expense ratio would be 1.40%, 2.15%, 1.40% and 1.15% in the Multi-Hedge Strategies Fund for the A-Class, C-Class, H-Class and Institutional Class, respectively.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period June 30, 2012 to December 31, 2012.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

Long/Short Commodities Strategy FUND

OBJECTIVE: Seeks to achieve positive total returns with less volatility than the broad commodity markets.

For the year ended December 31, 2012, the Fund’s H-Class returned -26.63%. Its benchmark comparison, the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (C-IGAR Sigma Index), returned -24.60%.

As for other benchmark comparisons, the Fund underperformed the Dow Jones-UBS Commodity Index (-1.05%) and the S&P GSCI (0.08%).

In the fourth quarter of 2012, Guggenheim Investments announced several changes to the Fund, effective January 29, 2013. Among the changes are that the Fund will be renamed the Guggenheim Managed Commodities Strategy Fund. The objective of the Fund will be revised and it will be to seek to achieve total returns with less volatility than the broad commodities markets. As a result of the change, the Fund’s principal investment strategies will be changed to a more broadly defined commodities trading strategy that will allow for multiple proprietary strategies. The Fund will incorporate a global multi-strategy approach and may trade all globally traded futures contracts that meet liquidity, regulatory and operational requirements. The strategies may be quantitative or fundamental in nature, and may use market data and macroeconomic analysis to determine positions. The proprietary strategies may range from broad strategies that seek to provide exposure to all commodities markets, to focused strategies that seek to provide exposure to a single asset class, sector or market. Additionally, the fund will incorporate the macroeconomic views of Guggenheim Investments’ CIO, B. Scott Minerd, into the investment process to guide the new approach.

For 2012, the Fund managed both long and short positions across a number of commodities. Nickel, natural gas and reformulated gasoline blendstock for oxygen blending (gasoline RBOB) were among the commodities which provided the most performance to the Fund during the year. Heating oil, copper and wheat were among the commodities which detracted from performance during the year. At year end, six components were long and one component was short. The long components were heating oil, Brent crude, gasoline, lead, corn and soybeans. The short component was WTI crude.

Derivatives in the Fund are used to help provide desired exposure in the most efficient manner, as well as to provide liquidity.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 25, 2009
C-Class	June 25, 2009
H-Class	June 25, 2009
Institutional Class	May 3, 2010
Y-Class	March 29, 2010

The Fund invests principally in derivative investments such as commodity-linked futures contracts.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 12/31/12
		Since
		Inception
	1 Year	(06/25/09)
A-Class Shares	-26.66%	-6.13%
A-Class Shares with sales charge†	-30.15%	-7.42%
C-Class Shares	-27.19%	-6.82%
C-Class Shares with CDSC‡	-27.92%	-6.82%
H-Class Shares	-26.63%	-6.12%
JPMorgan Core Commodity-IGAR Sigma Long-Short Total Return Index	-24.60%	-2.75%
S&P 500 Index	16.00%	15.69%
		(05/03/10)
Institutional Class Shares	-26.48%	-9.66%
JPMorgan Core Commodity-IGAR Sigma Long-Short Total Return Index	-24.60%	-7.49%
S&P 500 Index	16.00%	8.96%
		(03/29/10)
Y-Class Shares	-26.44%	-8.64%
JPMorgan Core Commodity-IGAR Sigma Long-Short Total Return Index	-24.60%	-6.29%
S&P 500 Index	16.00%	9.65%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The JPMorgan Core Commodity-IGAR Sigma Long-Short Total Return Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class and H-Class shares only; performance for C-Class, Y-Class, and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2012

LONG/SHORT COMMODITIES STRATEGY FUND

	Face
	amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 34.2%
Fannie Mae[1]
0.18% due 07/01/13	$20,000,000	$19,988,000
Freddie Mac[1]
0.16% due 08/13/13	15,000,000	14,987,925
Federal Home Loan Bank[2]
0.17% due 04/01/13	13,665,000	13,662,636
Total Federal Agency Discount Notes
(Cost $48,626,159)		48,638,561
FEDERAL AGENCY NOTES†† - 21.4%
Federal Home Loan Bank[2]
0.18% due 12/26/13	15,000,000	15,000,000
0.25% due 09/06/13	10,300,000	10,304,882
0.27% due 08/16/13	5,175,000	5,177,893
Total Federal Home Loan Bank		30,482,775
Total Federal Agency Notes
(Cost $30,483,217)		30,482,775
REPURCHASE AGREEMENTS††,3 - 37.6%
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	23,349,001	23,349,001
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	11,941,557	11,941,557
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	10,157,940	10,157,940
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	7,998,436	7,998,436
Total Repurchase Agreements
(Cost $53,446,934)		53,446,934
Total Investments - 93.2%
(Cost $132,556,310)		$132,568,270
Other Assets & Liabilities, net - 6.8%		9,661,593
Total Net Assets - 100.0%		$142,229,863

		unrealized
	contracts	Gain (Loss)

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2013 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $20,891,304)	180	$1,103,730
March 2013 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $16,174,410)	147	571,636
April 2013 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $4,585,980)	42	174,491
February 2013 Heating Oil
Futures Contracts
(Aggregate Value of
Contracts $20,648,779)	162	135,682
February 2013 LME Lead
Futures Contracts
(Aggregate Value of
Contracts $20,648,000)	356	15,850
March 2013 Corn
Futures Contracts
(Aggregate Value of
Contracts $20,467,688)	585	(160,284)
March 2013 Soybean
Futures Contracts
(Aggregate Value of
Contracts $20,289,600)	288	(939,831)
(Total Aggregate Value of
Contracts $123,705,761)		$901,274
COMMODITY FUTURES CONTRACTS SOLD SHORT†
February 2013 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $21,187,320)	231	$(1,203,488)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG/SHORT COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value
(cost $79,109,376)	$79,121,336
Repurchase agreements, at value
(cost $53,446,934)	53,446,934
Total investments
(cost $132,556,310)	132,568,270
Segregated cash with broker	16,042,425
Receivables:
Fund shares sold	280,621
Interest	14,223
Total assets	148,905,539
Liabilities:
Overdraft due to custodian bank	4,657,346
Payable for:
Licensing fees	849,449
Fund shares redeemed	832,576
Management fees	107,149
Distribution and service fees	33,823
Transfer agent and administrative fees	29,763
Variation margin	16,275
Portfolio accounting fees	11,905
Miscellaneous	137,390
Total liabilities	6,675,676
Net assets	$142,229,863
Net assets consist of:
Paid in capital	$190,889,158
Accumulated net investment loss	(47,862,328)
Accumulated net realized loss on investments	(506,713)
Net unrealized depreciation on investments	(290,254)
Net assets	$142,229,863
A-Class:
Net assets	$30,355,076
Capital shares outstanding	1,721,471
Net asset value per share	$17.63
Maximum offering price per share
(Net asset value divided by 95.25%)	$18.51
C-Class:
Net assets	$16,140,855
Capital shares outstanding	941,483
Net asset value per share	$17.14
H-Class:
Net assets	$64,226,625
Capital shares outstanding	3,643,520
Net asset value per share	$17.63
Institutional Class:
Net assets	$31,499,514
Capital shares outstanding	1,775,109
Net asset value per share	$17.75
Y-Class:
Net assets	$7,793
Capital shares outstanding	438
Net asset value per share	$17.79

CONSOLIDATED STATEMENT

OF OPERATIONS

Year Ended December 31, 2012

investment income:
Interest	$458,910
Total investment income	458,910
Expenses:
Management fees	3,616,734
Transfer agent and administrative fees
A-Class	176,976
C-Class	76,872
H-Class	500,046
Institutional Class	92,107
Y-Class	6,992
Distribution and service fees:
A-Class	176,976
C-Class	307,487
H-Class	500,046
Portfolio accounting fees	314,681
Licensing fees	854,741
Custodian fees	71,943
Trustees’ fees*	62,596
Miscellaneous	341,218
Total expenses	7,099,415
Less:
Expenses waived by Advisor	(539,532)
Net expenses	6,559,883
Net investment loss	(6,100,973)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,864
Futures contracts	(103,158,941)
Net realized loss	(103,156,077)
Net change in unrealized appreciation (depreciation) on:
Investments	(93,597)
Futures contracts	5,265,242
Net change in unrealized appreciation (depreciation)	5,171,645
Net realized and unrealized loss	(97,984,432)
Net decrease in net assets resulting from operations	$(104,085,405)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

LONG/SHORT COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(6,100,973)	$(6,590,386)
Net realized gain (loss) on investments	(103,156,077)	17,162,084
Net change in unrealized appreciation (depreciation) on investments	5,171,645	(23,673,062)
Net decrease in net assets resulting from operations	(104,085,405)	(13,101,364)

Distributions to shareholders from:
Net investment income
A-Class	—	(5,635,155)
C-Class	—	(1,799,816)
H-Class	—	(10,993,341)
Institutional Class	—	(1,639,264)
Y-Class	—	(552)
Total distributions to shareholders	—	(20,068,128)

Capital share transactions:
Proceeds from sale of shares
A-Class	56,097,770	98,593,867
C-Class	10,530,172	25,951,255
H-Class	148,038,271	169,426,608
Institutional Class	35,895,054	38,198,427
Y-Class	5,700,143	—
Distributions reinvested
A-Class	—	5,159,745
C-Class	—	1,730,260
H-Class	—	9,177,213
Institutional Class	—	715,921
Y-Class	—	552
Cost of shares redeemed
A-Class	(112,080,141)	(63,510,864)
C-Class	(17,548,039)	(9,104,887)
H-Class	(233,390,442)	(90,822,313)
Institutional Class	(21,403,749)	(61,251,730)
Y-Class	(4,282,590)	—
Net increase (decrease) from capital share transactions	(132,443,551)	124,264,054
Net increase (decrease) in net assets	(236,528,956)	91,094,562

Net assets:
Beginning of year	378,758,819	287,664,257
End of year	$142,229,863	$378,758,819
Accumulated net investment loss at end of year	$(47,862,328)	$(47,862,327)

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG/SHORT COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Capital share activity:
Shares sold
A-Class	2,385,538	3,675,709
C-Class	448,122	974,518
H-Class	6,223,527	6,336,016
Institutional Class	1,592,407	1,435,975
Y-Class	232,709	—
Shares issued from reinvestment of distributions
A-Class	—	205,404
C-Class	—	70,307
H-Class	—	365,480
Institutional Class	—	28,398
Y-Class	—	21
Shares redeemed
A-Class	(4,974,401)	(2,413,030)
C-Class	(885,922)	(356,209)
H-Class	(11,443,806)	(3,476,976)
Institutional Class	(1,042,526)	(2,232,323)
Y-Class	(232,709)	—
Net increase (decrease) in shares	(7,697,061)	4,613,290

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

LONG/SHORT COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
A-Class	2012[a]	2011[a]	2010[a]	2009[a,b]
Per Share Data
Net asset value, beginning of period	$24.04	$25.78	$24.07	$25.00
Income (loss) from investment operations:
Net investment loss[c]	(.40)	(.47)	(.41)	(.23)
Net gain (loss) on investments (realized and unrealized)	(6.01)	.05	4.07	(.70)
Total from investment operations	(6.41)	(.42)	3.66	(.93)
Less distributions from:
Net investment income	—	(1.32)	(1.92)	—
Return of Capital	—	—	(.03)	—
Total distributions	—	(1.32)	(1.95)	—
Redemption fees collected	—	—	— [d]	— [d]
Net asset value, end of period	$17.63	$24.04	$25.78	$24.07

Total Return[e]	(26.66%)	(1.83%)	15.51%	(3.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,355	$103,637	$73,274	$10,654
Ratios to average net assets:
Net investment loss	(1.74%)	(1.76%)	(1.71%)	(1.74%)
Total expenses	2.04%	2.08%	2.09%	1.95%
Net expenses[f]	1.88%	1.92%	1.93%	1.84%
Portfolio turnover rate	—	—	—	—

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
C-Class	2012[a]	2011[a]	2010[a]	2009[a,b]
Per Share Data
Net asset value, beginning of period	$23.55	$25.46	$23.97	$25.00
Income (loss) from investment operations:
Net investment loss[c]	(.55)	(.66)	(.59)	(.33)
Net gain (loss) on investments (realized and unrealized)	(5.86)	.07	4.03	(.70)
Total from investment operations	(6.41)	(.59)	3.44	(1.03)
Less distributions from:
Net investment income	—	(1.32)	(1.92)	—
Return of Capital	—	—	(.03)	—
Total distributions	—	(1.32)	(1.95)	—
Redemption fees collected	—	—	— [d]	— [d]
Net asset value, end of period	$17.14	$23.55	$25.46	$23.97

Total Return[e]	(27.19%)	(2.56%)	14.70%	(4.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,141	$32,476	$17,587	$3,642
Ratios to average net assets:
Net investment loss	(2.50%)	(2.51%)	(2.46%)	(2.50%)
Total expenses	2.79%	2.83%	2.83%	2.70%
Net expenses[f]	2.63%	2.67%	2.67%	2.59%
Portfolio turnover rate	—	—	—	—

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG/SHORT COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
H-Class	2012[a]	2011[a]	2010[a]	2009[a,b]
Per Share Data
Net asset value, beginning of period	$24.04	$25.77	$24.06	$25.00
Income (loss) from investment operations:
Net investment loss[c]	(.40)	(.47)	(.41)	(.23)
Net gain (loss) on investments (realized and unrealized)	(6.01)	.06	4.07	(.71)
Total from investment operations	(6.41)	(.41)	3.66	(.94)
Less distributions from:
Net investment income	—	(1.32)	(1.92)	—
Return of Capital	—	—	(.03)	—
Total distributions	—	(1.32)	(1.95)	—
Redemption fees collected	—	—	— [d]	— [d]
Net asset value, end of period	$17.63	$24.04	$25.77	$24.06

Total Return[e]	(26.63%)	(1.83%)	15.51%	(3.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,227	$213,062	$145,349	$71,014
Ratios to average net assets:
Net investment loss	(1.75%)	(1.76%)	(1.71%)	(1.75%)
Total expenses	2.04%	2.08%	2.07%	1.95%
Net expenses[f]	1.88%	1.92%	1.91%	1.84%
Portfolio turnover rate	—	—	—	—

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Institutional Class	2012[a]	2011[a]	2010[a,g]
Per Share Data
Net asset value, beginning of period	$24.14	$25.81	$26.39
Income (loss) from investment operations:
Net investment loss[c]	(.33)	(.40)	(.24)
Net gain (loss) on investments (realized and unrealized)	(6.06)	.05	1.61
Total from investment operations	(6.39)	(.35)	1.37
Less distributions from:
Net investment income	—	(1.32)	(1.92)
Return of Capital	—	—	(.03)
Total distributions	—	(1.32)	(1.95)
Redemption fees collected	—	—	— [d]
Net asset value, end of period	$17.75	$24.14	$25.81

Total Return[e]	(26.48%)	(1.60%)	5.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,499	$29,573	$51,444
Ratios to average net assets:
Net investment loss	(1.50%)	(1.50%)	(1.45%)
Total expenses	1.79%	1.84%	1.88%
Net expenses[f]	1.64%	1.68%	1.70%
Portfolio turnover rate	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

LONG/SHORT COMMODITIES STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Y-Class	2012[a]	2011[a]	2010[a,h]
Per Share Data
Net asset value, beginning of period	$24.17	$25.83	$25.89
Income (loss) from investment operations:
Net investment loss[c]	(.35)	(.39)	(.26)
Net gain (loss) on investments (realized and unrealized)	(6.03)	.05	2.15
Total from investment operations	(6.38)	(.34)	1.89
Less distributions from:
Net investment income	—	(1.32)	(1.92)
Return of Capital	—	—	(.03)
Total distributions	—	(1.32)	(1.95)
Redemption fees collected	—	—	— [d]
Net asset value, end of period	$17.79	$24.17	$25.83

Total Return[e]	(26.44%)	(1.52%)	7.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8	$11	$11
Ratios to average net assets:
Net investment loss	(1.45%)	(1.46%)	(1.41%)
Total expenses	1.73%	1.78%	1.79%
Net expenses[f]	1.58%	1.62%	1.63%
Portfolio turnover rate	—	—	—

[a]	Consolidated.
[b]	Since commencement of operations: June 25, 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment loss per share was computed using average shares outstanding throughout the period.
[d]	Redemption fees collected are less than $0.01 per share.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Since commencement of operations: March 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to generate positive total returns over time.

The Global Managed Futures Strategy Fund Institutional Class had an inception date of May 10, 2012, and is managed according to a proprietary strategy that ultimately was implemented in the Guggenheim Managed Futures Fund. For the abbreviated fiscal period from May 10, 2012 through December 31, 2012, the Fund returned -3.15%, compared with a return of -5.95% for its benchmark comparison, the Standard & Poor’s Diversified Trends Indicator® (S&P DTI). The Fund also underperformed the 0.14% return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The proprietary strategy offers more broadly based access to the futures markets, expanding the opportunity set to include both domestic and international traded futures and adding additional asset classes, such as equities and short-term interest rates.

Derivatives in the Fund are used to help provide desired exposure in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:
Institutional Class	May 10, 2012

The Fund invests principally in derivative investments such as futures contracts.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Total Annual Returns*

Periods Ended 12/31/12

Since
Inception
(05/10/12)
Institutional Class Shares	-3.15%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.14%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2012

Global Managed Futures Strategy Fund

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 86.3%
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	$5,478,497	$5,478,497
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	2,801,910	2,801,910
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	2,383,410	2,383,410
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	1,876,715	1,876,715
Total Repurchase Agreements
(Cost $12,540,532)		12,540,532
Total Investments - 86.6%
(Cost $12,540,532)		$12,540,532
Other Assets & Liabilities, net - 13.4%		1,988,210
Total Net Assets - 100.0%		$14,528,742

		unrealized
	contracts	Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 Nikkei 225 Index
Futures Contracts††
(Aggregate Value of
Contracts $482,603)	4	$39,304
March 2013 FTSE/JSE Top 40 Index
Futures Contracts††
(Aggregate Value of
Contracts $633,595)	15	17,297
March 2013 SPI 200 Index
Futures Contracts††
(Aggregate Value of
Contracts $611,837)	5	14,112
January 2013 Amsterdam Index
Futures Contracts††
(Aggregate Value of
Contracts $276,838)	3	4,690
January 2013 Hang Seng Index
Futures Contracts††
(Aggregate Value of
Contracts $445,015)	3	4,619
March 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $253,920)	3	4,427
January 2013 CAC40 10 Euro Index
Futures Contracts††
(Aggregate Value of
Contracts $196,054)	4	3,564
January 2013 H-Shares Index
Futures Contracts††
(Aggregate Value of
Contracts $224,745)	3	3,430
March 2013 DAX Index
Futures Contracts††
(Aggregate Value of
Contracts $254,733)	1	2,129
March 2013 FTSE 100 Index
Futures Contracts††
(Aggregate Value of
Contracts $193,697)	2	1,925
March 2013 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $203,500)	2	1,616
January 2013 IBEX 35 Index
Futures Contracts††
(Aggregate Value of
Contracts $108,474)	1	349
March 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $213,263)	3	(442)
March 2013 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $106,250)	2	(616)
March 2013 Dow Jones Industrial
Average Index
Mini Futures Contracts
(Aggregate Value of
Contracts $195,600)	3	(2,089)
(Total Aggregate Value of
Contracts $4,400,124)		$94,315

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2013 3 Month Euro Euribor
Futures Contracts††
(Aggregate Value of
Contracts $8,733,851)	26	$172,379
March 2013 Euro - Schatz
Futures Contracts††
(Aggregate Value of
Contracts $5,171,142)	35	56,196
March 2013 Euro - Bund
Futures Contracts††
(Aggregate Value of
Contracts $1,531,068)	8	6,594
March 2013 Euro - Bobl
Futures Contracts††
(Aggregate Value of
Contracts $2,519,826)	15	6,571

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012

Global Managed Futures Strategy Fund

		unrealized
	contracts	Gain (Loss)

June 2013 3 Month Eurodollar
Futures Contracts
(Aggregate Value of
Contracts $9,718,312)	39	$891
March 2013 U.S. Treasury 2 Year Note
Futures Contracts
(Aggregate Value of
Contracts $5,730,563)	26	(38)
June 2013 3 Month Sterling
Futures Contracts††
(Aggregate Value of
Contracts $8,485,659)	42	(88)
March 2013 U.S. Treasury 5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $2,855,953)	23	(7,740)
March 2013 U.S. Treasury 10 Year Note
Futures Contracts
(Aggregate Value of
Contracts $1,720,875)	13	(11,044)
March 2013 Long Gilt
Futures Contracts††
(Aggregate Value of
Contracts $1,347,786)	7	(11,702)
March 2013 U.S. Treasury 30 Year Bond
Futures Contracts
(Aggregate Value of
Contracts $1,175,250)	8	(21,988)
March 2013 Japanese Government
10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $4,955,214)	3	(49,930)
March 2013 Australian Government
10 Year Bond
Futures Contracts††
(Aggregate Value of
Contracts $2,740,879)	22	(75,976)
(Total Aggregate Value of
Contracts $56,686,378)		$64,125

CURRENCY FUTURES CONTRACTS PURCHASED†
March 2013 British Pound
Futures Contracts
(Aggregate Value of
Contracts $1,624,500)	16	$(3,236)
March 2013 Canadian Dollar
Futures Contracts
(Aggregate Value of
Contracts $2,816,800)	28	(19,762)
March 2013 Australian Dollar
Futures Contracts
(Aggregate Value of
Contracts $2,790,990)	27	(41,049)
(Total Aggregate Value of
Contracts $7,232,290)		$(64,047)

COMMODITY FUTURES CONTRACTS PURCHASED†
February 2013 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $348,188)	3	$13,796
February 2013 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $402,720)	12	(9,704)
March 2013 Soybean
Futures Contracts
(Aggregate Value of
Contracts $352,250)	5	(15,376)
March 2013 Corn
Futures Contracts
(Aggregate Value of
Contracts $279,900)	8	(16,985)
March 2013 Wheat
Futures Contracts
(Aggregate Value of
Contracts $233,700)	6	(33,519)
(Total Aggregate Value of
Contracts $1,616,758)		$(61,788)
CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2013 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $2,739,563)	19	$127,608
COMMODITY FUTURES CONTRACTS SOLD SHORT†
March 2013 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $972,000)	18	$85,493
March 2013 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $1,072,904)	49	48,431
February 2013 LME Nickel
Futures Contracts
(Aggregate Value of
Contracts $204,420)	2	7,973
February 2013 LME Primary Aluminum
Futures Contracts
(Aggregate Value of
Contracts $257,625)	5	7,670
March 2013 Silver
Futures Contracts
(Aggregate Value of
Contracts $303,650)	2	(1,981)
February 2013 Gas Oil
Futures Contracts
(Aggregate Value of
Contracts $187,750)	2	(3,953)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012

Global Managed Futures Strategy Fund

		unrealized
	contracts	Gain (Loss)

March 2013 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $220,060)	2	$(5,710)
February 2013 Heating Oil
Futures Contracts
(Aggregate Value of
Contracts $254,923)	2	(6,531)
March 2013 Copper
Futures Contracts
(Aggregate Value of
Contracts $273,600)	3	(14,832)
February 2013 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $366,880)	4	(17,922)
February 2013 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $794,550)	15	(22,882)
March 2013 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $1,357,200)	36	(84,376)
(Total Aggregate Value of
Contracts $6,265,562)		$(8,620)

†	Value determined based on Level 1 inputs, unless otherwise noted. — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	Repurchase Agreements — See Note 5.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Global Managed Futures Strategy Fund

Consolidated STATEMENT OF

ASSETS AND LIABILITIES

December 31, 2012

Assets:
Repurchase agreements, at value
(cost $12,540,532)	$12,540,532
Segregated cash with broker	1,834,669
Prepaid expenses	8,364
Receivables:
Variation margin	198,236
Interest	42
Total assets	14,581,843
Liabilities:
Overdraft due to custodian bank	37,998
Payable for:
Management fees	6,635
Transfer agent and administrative fees	2,836
Portfolio accounting fees	1,134
Miscellaneous	4,498
Total liabilities	53,101
Net assets	$14,528,742
Net assets consist of:
Paid in capital	$14,096,588
Undistributed net investment income	—
Accumulated net realized gain on investments	280,215
Net unrealized appreciation on investments	151,939
Net assets	$14,528,742
Institutional Class:
Net assets	$14,528,742
Capital shares outstanding	600,000
Net asset value per share	$24.21

Consolidated STATEMENT

OF OPERATIONS

Period Ended December 31, 2012†

investment income:
Interest	$13,078
Total investment income	13,078

Expenses:
Management fees	96,335
Transfer agent and administrative fees	23,533
Portfolio accounting fees	9,413
Registration fees	15,268
Custodian fees	1,612
Trustees’ fees*	1,537
Miscellaneous	10,193
Total expenses	157,891
Less:
Expenses waived by Advisor	(39,442)
Net expenses	118,449
Net investment loss	(105,371)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(522,502)
Foreign currency	6,166
Net realized loss	(516,336)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	151,593
Foreign currency	346
Net change in unrealized appreciation (depreciation)	151,939
Net realized and unrealized loss	(364,397)
Net decrease in net assets resulting from operations	$(469,768)

†	Since commencement of operations: May 10, 2012.

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Period Ended
December 31,
2012[a]

Increase (decrease) in net assets from operations:
Net investment loss	$(105,371)
Net realized loss on investments	(516,336)
Net change in unrealized appreciation (depreciation) on investments	151,939
Net decrease in net assets resulting from operations	(469,768)

Distributions to shareholders from:
Net realized gains
Institutional Class	(1,704)
Total distributions to shareholders	(1,704)

Capital share transactions:
Proceeds from sale of shares
Institutional Class	15,000,214
Cost of shares redeemed
Institutional Class	—
Net increase from capital share transactions	15,000,214
Net increase in net assets	14,528,742

Net assets:
Beginning of period	—
End of period	$14,528,742
Undistributed net investment income at end of period	$—

Capital share activity:
Shares sold
Institutional Class	600,000
Shares redeemed
Institutional Class	—
Net increase in shares	600,000

[a]	Since commencement of operations: May 10, 2012.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Period Ended
December 31,
Institutional Class	2012[a,f]
Per Share Data
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.22)
Net loss on investments (realized and unrealized)	(.57)
Total from investment operations	(.79)
Less distributions from:
Net realized gains	(—)[c]
Net asset value, end of period	$24.21

Total Return[d]	(3.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,529
Ratios to average net assets:
Net investment loss	(1.11%)
Total expenses	1.67%
Net expenses[e]	1.25%
Portfolio turnover rate	—

[a]	Since commencement of operations: May 10, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Consolidated.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

2012 was the third full calendar year of performance since the Fund’s objective was changed from hedge fund replication to capital appreciation. The risk-adjusted results for 2012 were good for a third year, as the Fund’s H-Class generated a 2.02% return with only 2.5% annualized risk, for a Sharpe ratio* approximating 0.8. In addition to generating a strong Sharpe ratio, the Fund generated a correlation** of 9% to the S&P 500 Index and -1% to the Barclays U.S. Aggregate Bond Index over the course of the year. While a strong year for equities, the S&P 500 did have three negative return calendar months. The Fund generated positive returns in two of these three months, illustrating its diversification benefits. Similarly, the Fund has generated positive returns in seven of the 14 negative equity return calendar months since the Fund objective change in September 2009.

While no longer a replication product, the Fund still maintains the HFRX Global Hedge Fund Index as its benchmark, which was up 3.58% for the year. In contrast to the diversification benefits provided by Multi-Hedge Strategies Fund, the HFRX Global Hedge Fund Index had a correlation of 75% to the S&P 500. In spite of the equity return contribution to HFRX Global Hedge Fund Index performance, the Multi-Hedge Strategies Fund has outperformed this index by more than 1000bps (3.4% annualized), net of fees, since the Fund changed its investment objective.

All five of the hedge fund styles (global macro, long/short equity, equity market neutral, merger arbitrage, and fixed income strategies) employed by the Fund contributed positive returns to the Fund once again this year.

Merger Arbitrage contributed the most to gross returns, 1.1%, as the model continued to generate attractive risk-adjusted returns. Our strategy realized a return of 2.1% with 1.2% annualized volatility, better than the 0.9% gain with 2.9% annualized risk reported for the HFRX Merger Arbitrage Index.

Global Macro strategies contributed the second most, adding 0.9% to gross fund returns. The Volatility Arbitrage model had a very strong year, offsetting losses in both the Managed Futures Trend and Managed Futures Relative Value models. The difficulty experienced by these models was consistent with observations for other funds employing managed futures strategies.

Equity Market Neutral contributed 0.6% to gross fund returns. The Closed End Fund Arbitrage model performed very well during the year. The increased exposure we took to this strategy in the fourth quarter of 2011 enhanced the benefit to fund performance. Our Equity Market Neutral model detracted -0.2% from fund returns by generating a -0.7% return for the year. While disappointing, it significantly outperformed the -4.7% loss posted by the HFRX Equity Market Neutral Index.

Long/Short Equity contributed 0.5% to gross fund return. The industry rotation and size models contributed 0.3% and 0.4%, respectively, while the country rotation model detracted -0.2% from fund performance. For the past two calendar years, small caps underperformed large caps. Prior to 2011 this would have led to negative performance from our size model; however, enhancements made in 2011 allowed us to profit once again from shifting trends in the relative performance of stocks in different market capitalization categories. In the fourth quarter of 2012, changes were introduced to the Industry Rotation model that increase its equity bias, aligning it more closely to other long/short equity managers.

Fixed Income strategies contributed 0.5% to gross fund return. The addition of the Credit Spread model in the fourth quarter of 2011 explained the entirety of this result.

Derivatives in the Fund are used for various purposes, including hedging, producing income and for speculation.

Performance displayed represents past performance which is no guarantee of future results.

*	Sharpe Ratio: a risk-adjusted measure calculated using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.
**	Correlation is a measurement between -1 and 1, which indicates the linear relationship between two variables. If there is no relationship between two variables, the correlation coefficient is 0. If there is a perfect relationship, the correlation is 1. And if there is a perfect inverse relationship, the correlation is -1.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 19, 2005
C-Class	September 19, 2005
H-Class	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Long Holdings
(% of Total Net Assets)
Coventry Health Care, Inc.	2.3%
Warnaco Group, Inc.	2.1%
Jefferies Group, Inc.	2.1%
Robbins & Myers, Inc.	2.0%
PSS World Medical, Inc.	1.8%
Shaw Group, Inc.	1.4%
Ralcorp Holdings, Inc.	1.3%
Kayak Software Corp.	1.1%
Cascade Corp.	1.1%
Cymer, Inc.	1.1%
Top Ten Total	16.3%

“Ten Largest Long Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(09/19/05)
A-Class Shares	2.02%	-2.42%	-0.29%
A-Class Shares with sales charge†	-2.83%	-3.37%	-0.96%
C-Class Shares	1.23%	-3.16%	-1.04%
C-Class Shares with CDSC‡	0.23%	-3.16%	-1.04%
H-Class Shares	2.02%	-2.43%	-0.29%
HFRX Global Hedge Fund Index	3.58%	-2.89%	-0.01%
S&P 500 Index	16.00%	1.66%	4.23%

		Since
		Inception
	1 Year	(05/03/10)
Institutional Class Shares	2.28%	4.22%
HFRX Global Hedge Fund Index	3.58%	-1.16%
S&P 500 Index	16.00%	8.96%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2012

MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 59.2%
FINANCIALS - 13.1%
Jefferies Group, Inc.[1]	139,036	$2,581,899
NYSE Euronext	37,026	1,167,799
Alterra Capital Holdings Ltd.	29,302	826,023
Hudson City Bancorp, Inc.[1]	100,428	816,479
SeaBright Holdings, Inc.[1]	61,823	684,381
Knight Capital Group, Inc. — Class A*,2	194,798	683,741
Epoch Holding Corp.	24,237	676,212
Citizens Republic Bancorp, Inc.*,1	35,558	674,535
State Street Corp.[1]	7,796	366,490
American Capital Ltd.*,1	29,746	356,952
Torchmark Corp.[1]	6,813	352,028
MFA Financial, Inc.[1]	43,259	350,830
Allied World Assurance Company Holdings AG1	4,277	337,028
CNA Financial Corp.[1]	11,845	331,778
American Capital Agency Corp.[1]	11,354	328,585
Huntington Bancshares, Inc.[1]	51,319	327,928
Assurant, Inc.[1]	9,385	325,660
Hospitality Properties Trust[1]	13,775	322,610
BB&T Corp.[1]	10,522	306,295
Hatteras Financial Corp.[1]	11,922	295,785
BOK Financial Corp.[1]	5,298	288,529
Allstate Corp.[1]	6,623	266,046
American International Group, Inc.*,1	6,964	245,829
Bank of America Corp.[1]	20,285	235,306
Arch Capital Group Ltd.*,1	5,336	234,891
Axis Capital Holdings Ltd.[1]	6,320	218,925
Discover Financial Services[1]	5,222	201,308
Howard Hughes Corp.*,1	2,737	199,856
Douglas Emmett, Inc.[1]	8,477	197,513
PNC Financial Services Group, Inc.[1]	3,292	191,957
Washington Federal, Inc.[1]	10,824	182,601
Protective Life Corp.[1]	6,130	175,195
JPMorgan Chase & Co.[1]	3,973	174,693
Macerich Co.[1]	2,990	174,316
Alliance Financial Corp.[1]	3,825	166,426
Invesco Ltd.[1]	6,130	159,932
MetLife, Inc.[1]	4,807	158,343
Synovus Financial Corp.[1]	62,029	151,971
Regions Financial Corp.[1]	16,312	116,141
SunTrust Banks, Inc.[1]	3,406	96,560
Ares Capital Corp.[1]	4,789	83,808
SLM Corp.[1]	4,821	82,584
Ameriprise Financial, Inc.[1]	1,286	80,542
American Realty Capital Trust, Inc.	5,864	67,729
Assured Guaranty Ltd.[1]	2,914	41,466
Capitol Federal Financial, Inc.[1]	2,723	31,832
American Tower Corp. — Class A1	341	26,349
Simon Property Group, Inc.[1]	151	23,872
Alexander & Baldwin, Inc.*,1	784	23,026
American National Insurance Co.[1]	317	21,648
Ventas, Inc.[1]	114	7,378
Everest Re Group Ltd.[1]	37	4,068
Validus Holdings Ltd.	1	35
Total Financials		16,443,713

INDUSTRIALS - 10.1%
Robbins & Myers, Inc.[1]	42,647	2,535,365
Shaw Group, Inc.*,1	37,325	1,739,718
Cascade Corp.[1]	21,047	1,353,321
GeoEye, Inc.*,1	41,726	1,282,239
Timken Co.[1]	9,007	430,806
Southwest Airlines Co.[1]	35,308	361,554
Northrop Grumman Corp.[1]	5,298	358,039
Terex Corp.*,1	12,351	347,187
Carlisle Companies, Inc.[1]	5,185	304,671
Trinity Industries, Inc.[1]	8,326	298,237
Regal-Beloit Corp.[1]	4,087	288,012
Raytheon Co.[1]	4,807	276,691
Republic Services, Inc. — Class A1	8,289	243,117
KAR Auction Services, Inc.[1]	11,922	241,301
Ingersoll-Rand plc[1]	4,995	239,560
Union Pacific Corp.[1]	1,767	222,146
FedEx Corp.[1]	2,390	219,212
Cintas Corp.[1]	5,261	215,175
L-3 Communications Holdings, Inc.[1]	2,679	205,265
Armstrong World Industries, Inc.[1]	4,014	203,630
Lincoln Electric Holdings, Inc.[1]	3,973	193,406
GATX Corp.[1]	4,126	178,655
AGCO Corp.*,1	3,065	150,553
Copa Holdings S.A. — Class A1	1,342	133,462
Con-way, Inc.[1]	3,785	105,299
Owens Corning*,1	2,452	90,699
Kansas City Southern[1]	1,022	85,317
Fortune Brands Home & Security, Inc.*,1	2,899	84,709
Equifax, Inc.[1]	1,400	75,768
Delta Air Lines, Inc.*,1	5,560	65,997
Hertz Global Holdings, Inc.*,1	3,528	57,401
Kennametal, Inc.[1]	605	24,200
Hubbell, Inc. — Class B1	264	22,342
General Electric Co.[1]	1,060	22,249
WESCO International, Inc.*,1	50	3,372
Eaton Corporation plc	14	759
Total Industrials		12,659,434
CONSUMER DISCRETIONARY - 8.8%
Warnaco Group, Inc.*,1	37,547	2,687,239
Kayak Software Corp.*	34,255	1,360,608
Arbitron, Inc.	21,358	996,992
Jarden Corp.[1]	8,265	427,301
Comcast Corp. — Class A1	9,540	356,604
Focus Media Holding Ltd. ADR	13,387	343,779
Foot Locker, Inc.[1]	10,673	342,817
Ameristar Casinos, Inc.	12,936	339,440
Macy’s, Inc.[1]	8,667	338,187
Liberty Media Corporation -
Liberty Capital — Class A*,1	2,687	311,719
Wyndham Worldwide Corp.[1]	5,639	300,051
Time Warner Cable, Inc.[1]	2,662	258,720
O’Reilly Automotive, Inc.*,1	2,650	236,963
Dillard’s, Inc. — Class A1	2,725	228,273
Thor Industries, Inc.[1]	6,058	226,751
Service Corporation International[1]	15,545	214,677
Advance Auto Parts, Inc.[1]	2,801	202,652

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Newell Rubbermaid, Inc.[1]	7,018	$156,291
Brinker International, Inc.[1]	4,995	154,795
Whirlpool Corp.[1]	1,407	143,162
Harman International Industries, Inc.[1]	3,205	143,071
Madison Square Garden Co. — Class A*,1	2,763	122,539
Time Warner, Inc.[1]	2,536	121,297
DR Horton, Inc.[1]	5,008	99,058
PulteGroup, Inc.*,1	4,949	89,874
Mohawk Industries, Inc.*,1	966	87,393
Lennar Corp. — Class A1	2,226	86,079
Toll Brothers, Inc.*,1	2,626	84,899
Leggett & Platt, Inc.[1]	3,053	83,103
Cinemark Holdings, Inc.[1]	3,104	80,642
Genuine Parts Co.[1]	1,191	75,724
John Wiley & Sons, Inc. — Class A1	1,897	73,850
Expedia, Inc.[1]	946	58,132
Staples, Inc.[1]	4,105	46,797
Goodyear Tire & Rubber Co.*,1	3,028	41,817
Carter’s, Inc.*,1	644	35,839
Tempur-Pedic International, Inc.*,1	791	24,909
General Motors Co.*,1	271	7,813
Liberty Interactive Corp. — Class A*,1	303	5,963
Harley-Davidson, Inc.[1]	97	4,737
Total Consumer Discretionary		11,000,557
HEALTH CARE - 7.8%
Coventry Health Care, Inc.[1]	65,320	2,928,295
PSS World Medical, Inc.*,1	78,531	2,267,975
Sunrise Senior Living, Inc.*,1	70,819	1,018,378
LifePoint Hospitals, Inc.*,1	10,382	391,921
Amgen, Inc.[1]	4,076	351,840
Cooper Companies, Inc.[1]	3,672	339,587
Biogen Idec, Inc.*,1	2,056	301,554
Merck & Company, Inc.[1]	6,158	252,108
Agilent Technologies, Inc.[1]	5,942	243,264
Medtronic, Inc.[1]	4,466	183,195
Pfizer, Inc.[1]	6,911	173,328
YM Biosciences, Inc.*	58,271	167,238
United Therapeutics Corp.*,1	2,898	154,811
Perrigo Co.[1]	1,261	131,182
Alexion Pharmaceuticals, Inc.*,1	1,184	111,071
McKesson Corp.[1]	1,135	110,050
Gilead Sciences, Inc.*,1	1,285	94,383
Celgene Corp.*,1	1,070	84,230
Bio-Rad Laboratories, Inc. — Class A*,1	795	83,515
Onyx Pharmaceuticals, Inc.*,1	1,085	81,950
Vertex Pharmaceuticals, Inc.*,1	1,840	77,170
Myriad Genetics, Inc.*,1	2,700	73,575
Quest Diagnostics, Inc.[1]	757	44,111
Regeneron Pharmaceuticals, Inc.*,1	174	29,766
HCA Holdings, Inc.[1]	908	27,394
UnitedHealth Group, Inc.[1]	454	24,625
Community Health Systems, Inc.[1]	741	22,778
Covance, Inc.*,1	163	9,417
Cigna Corp.[1]	151	8,072
Omnicare, Inc.[1]	114	4,115
Medivation, Inc.*,1	55	2,814
Total Health Care		9,793,712

INFORMATION TECHNOLOGY - 7.3%
Cymer, Inc.*,1	14,906	1,347,949
TNS, Inc.*	32,693	677,727
Intermec, Inc.*	68,446	674,877
Retalix Ltd.*,1	22,593	672,369
IAC/InterActiveCorp[1]	8,460	400,157
Alliance Data Systems Corp.*,1	2,423	350,753
Fidelity National Information Services, Inc.[1]	9,915	345,141
Symantec Corp.*,1	17,901	336,717
Activision Blizzard, Inc.[1]	28,271	300,238
Tech Data Corp.*,1	6,323	287,886
Western Digital Corp.[1]	6,699	284,641
Diebold, Inc.[1]	8,175	250,237
Cisco Systems, Inc.[1]	12,716	249,869
KLA-Tencor Corp.[1]	4,844	231,349
Intel Corp.[1]	11,143	229,881
FleetCor Technologies, Inc.*,1	4,126	221,360
QUALCOMM, Inc.[1]	3,482	215,954
Maxim Integrated Products, Inc.[1]	6,926	203,624
Brocade Communications Systems, Inc.*,1	36,824	196,272
NeuStar, Inc. — Class A*,1	4,390	184,073
Equinix, Inc.*,1	764	157,536
DST Systems, Inc.[1]	2,460	149,076
Booz Allen Hamilton Holding Corp.[1,2]	9,061	126,129
Applied Materials, Inc.[1]	8,477	96,977
Xilinx, Inc.[1]	2,687	96,463
Yahoo!, Inc.*,1	4,625	92,038
Akamai Technologies, Inc.*,1	2,215	90,616
eBay, Inc.*,1	1,706	87,040
Adobe Systems, Inc.*,1	2,233	84,139
Rackspace Hosting, Inc.*,1	1,040	77,241
Synopsys, Inc.*,1	2,157	68,679
Xerox Corp.[1]	9,915	67,620
Avago Technologies Ltd.[1]	2,088	66,106
AOL, Inc.[1]	2,124	62,892
Jabil Circuit, Inc.[1]	2,536	48,919
CA, Inc.[1]	1,816	39,916
VeriSign, Inc.*,1	825	32,027
Total Information Technology		9,104,488
CONSUMER STAPLES - 3.3%
Ralcorp Holdings, Inc.*	18,760	1,681,833
CVS Caremark Corp.[1]	7,342	354,986
Ingredion, Inc.[1]	5,488	353,591
Coca-Cola Enterprises, Inc.[1]	9,802	311,018
Smithfield Foods, Inc.*,1	14,306	308,580
JM Smucker Co.[1]	3,445	297,097
Mondelez International, Inc. — Class A1	9,538	242,933
Church & Dwight Company, Inc.[1]	2,838	152,032
Nu Skin Enterprises, Inc. — Class A1,2	3,681	136,381
Constellation Brands, Inc. — Class A*,1	3,445	121,919
Archer-Daniels-Midland Co.[1]	3,899	106,794
Wal-Mart Stores, Inc.[1]	1,098	74,917
Total Consumer Staples		4,142,081

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

UTILITIES - 3.1%
CH Energy Group, Inc.[1]	15,916	$1,038,042
Pinnacle West Capital Corp.[1]	7,001	356,912
DTE Energy Co.[1]	5,903	354,475
American Water Works Company, Inc.[1]	9,272	344,270
SCANA Corp.[1]	7,455	340,246
ONEOK, Inc.[1]	7,405	316,563
Ameren Corp.[1]	9,158	281,334
NextEra Energy, Inc.[1]	3,368	233,032
American Electric Power Company, Inc.[1]	5,449	232,563
PPL Corp.[1]	7,682	219,936
Wisconsin Energy Corp.[1]	2,611	96,215
Atmos Energy Corp.[1]	605	21,248
Westar Energy, Inc.[1]	491	14,052
Total Utilities		3,848,888
MATERIALS - 2.8%
Reliance Steel & Aluminum Co.[1]	6,207	385,454
Rock Tenn Co. — Class A1	5,449	380,939
Commercial Metals Co.[1]	25,432	377,919
Huntsman Corp.[1]	21,634	343,981
CF Industries Holdings, Inc.[1]	1,627	330,542
Westlake Chemical Corp.[1]	3,292	261,056
International Paper Co.[1]	5,752	229,160
Rockwood Holdings, Inc.[1]	3,899	192,845
Spartech Corp.*,1	21,200	192,284
LyondellBasell Industries N.V. — Class A1	3,368	192,279
Nucor Corp.[1]	3,104	134,031
Bemis Company, Inc.[1]	3,595	120,289
Vulcan Materials Co.[1]	1,722	89,630
RPM International, Inc.[1]	2,558	75,103
Cytec Industries, Inc.[1]	1,022	70,344
Steel Dynamics, Inc.[1]	3,558	48,851
Intrepid Potash, Inc.[1]	2,067	44,006
Domtar Corp.[1]	372	31,069
Carpenter Technology Corp.[1]	454	23,440
Cabot Corp.[1]	270	10,743
Total Materials		3,533,965
ENERGY - 2.0%
Tesoro Corp.[1]	8,326	366,760
ConocoPhillips[1]	6,093	353,333
Nexen, Inc.[1]	12,703	342,219
Chevron Corp.[1]	2,990	323,338
Valero Energy Corp.[1]	7,986	272,482
Unit Corp.*,1	5,071	228,449
Denbury Resources, Inc.*,1	11,013	178,411
Marathon Petroleum Corp.[1]	1,627	102,501
Patterson-UTI Energy, Inc.[1]	5,109	95,181
Helmerich & Payne, Inc.[1]	1,325	74,213
Oil States International, Inc.*,1	946	67,677
Concho Resources, Inc.*,1	795	64,045
HollyFrontier Corp.[1]	984	45,805
SandRidge Energy, Inc.*,1,2	6,888	43,739
Pioneer Natural Resources Co.[1]	190	20,252
Atwood Oceanics, Inc.*,1	114	5,220
Total Energy		2,583,625

TELECOMMUNICATION SERVICES - 0.9%
Sprint Nextel Corp.*,1	123,543	700,489
Verizon Communications, Inc.[1]	5,903	255,423
Telephone & Data Systems, Inc.[1]	3,464	76,693
SBA Communications Corp. — Class A*,1	827	58,734
United States Cellular Corp.*,1	638	22,483
CenturyLink, Inc.[1]	568	22,220
MetroPCS Communications, Inc.*,1	1,364	13,558
Total Telecommunication Services		1,149,600
Total Common Stocks
(Cost $68,609,527)		74,260,063
EXCHANGE TRADED FUNDS† - 1.7%
iShares MSCI Mexico Investable Market
Index Fund[1]	8,517	600,704
iShares MSCI United Kingdom Index Fund[1,2]	22,538	404,332
iShares MSCI Australia Index Fund[1,2]	9,482	238,377
iShares MSCI Turkey Index Fund[1]	2,997	200,140
iShares MSCI South Africa Index Fund[1]	1,721	123,189
iShares MSCI Malaysia Index Fund[1]	7,425	112,340
iShares MSCI Singapore Index Fund[1]	8,052	110,232
iShares MSCI South Korea Index Fund[1]	1,739	110,183
iShares MSCI Sweden Index Fund[1]	3,287	99,267
Vanguard MSCI Emerging Markets ETF[1]	2,138	95,205
Total Exchange Traded Funds
(Cost $1,881,608)		2,093,969
CLOSED-END FUNDS† - 13.4%
Royce Value Trust, Inc.[1]	63,596	853,457
BlackRock Global Opportunities Equity Trust[1]	63,930	843,875
Gabelli Dividend & Income Trust[1]	51,125	827,203
Eaton Vance Risk-Managed Diversified
Equity Income Fund[1]	78,310	816,773
BlackRock Enhanced Equity
Dividend Trust[1]	111,759	802,430
Eaton Vance Tax-Managed Diversified
Equity Income Fund[1]	85,338	799,617
Eaton Vance Enhanced Equity
Income Fund II1	74,790	780,808
India Fund, Inc.[1]	36,176	756,440
Liberty All Star Equity Fund[1]	145,253	692,857
BlackRock Credit Allocation Income Trust IV1	47,204	648,111
Western Asset/Claymore Inflation-Linked
Opportunities & Income Fund[1,6]	49,006	646,879
AGIC Equity & Convertible Income Fund[1]	32,513	541,016
Adams Express Co.[1]	48,740	516,157
Clough Global Opportunities Fund[1]	43,576	511,582
Eaton Vance Enhanced Equity Income Fund[1]	46,624	497,012
Eaton Vance Tax-Managed Global
Diversified Equity Income Fund[1]	54,885	483,537
Zweig Total Return Fund, Inc.[1]	38,348	472,064
Eaton Vance Tax-Advantaged Global
Dividend Opportunities Fund[1]	23,364	469,383
General American Investors Company, Inc.[1]	15,572	433,213
Western Asset/Claymore Inflation-Linked
Securities & Income Fund[1,6]	27,960	366,556
John Hancock Hedged
Equity & Income Fund[1]	21,516	328,334

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Tri-Continental Corp.[1]	20,226	$323,616
Zweig Fund, Inc.[1]	24,956	304,214
Royce Micro-Capital Trust, Inc.[1]	26,710	252,410
First Trust Enhanced Equity Income Fund[1]	19,237	227,766
Eaton Vance Tax Managed Global Buy
Write Opportunities Fund[1]	21,027	224,779
Japan Smaller Capitalization Fund, Inc.[1]	30,436	219,139
Source Capital, Inc.[1]	3,994	208,567
Madison Covered Call & Equity
Strategy Fund[1]	26,818	204,353
GDL Fund[1]	17,097	195,248
Nuveen Tax-Advantaged Total Return
Strategy Fund[1]	18,283	192,154
AGIC Global Equity & Convertible
Income Fund[1]	12,927	174,385
Clough Global Allocation Fund[1]	12,185	166,935
Templeton Dragon Fund, Inc.[1]	5,719	162,648
Swiss Helvetia Fund, Inc.[1]	14,072	158,873
Lazard Global Total Return and
Income Fund, Inc.[1]	8,577	129,427
Gabelli Healthcare & WellnessRx Trust[1]	12,261	105,690
Royce Focus Trust, Inc.[1]	15,453	101,990
Liberty All Star Growth Fund, Inc.[1]	25,081	101,578
Madison Strategic Sector Premium Fund[1]	6,573	72,895
Ellsworth Fund Ltd.[1]	9,816	70,086
Bancroft Fund Ltd.[1]	3,958	64,990
Dividend and Income Fund[1]	1,820	24,625
Thai Fund, Inc.[1]	180	3,591
Total Closed-End Funds
(Cost $15,413,661)		16,777,263
	Face
	Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 1.6%
Freddie Mac[3]
0.15% due 02/11/13	$1,000,000	999,956
Fannie Mae[3]
0.15% due 02/21/13	1,000,000	999,944
Total Federal Agency Discount Notes
(Cost $1,999,617)		1,999,900
REPURCHASE AGREEMENTS††,4 - 14.2%
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	7,779,622	7,779,622
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	3,978,792	3,978,792
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	3,384,511	3,384,511
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	2,664,988	2,664,988
Total Repurchase Agreements
(Cost $17,807,913)		17,807,913
SECURITIES LENDING COLLATERAL††,5 - 0.6%
Repurchase Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 12/31/12 at 0.16%
due 01/02/13	472,702	472,702
RBS Securities, Inc.
issued 12/31/12 at 0.20%
due 01/02/13	300,014	300,014
Total Securities Lending Collateral
(Cost $772,716)		772,716
	Contracts
OPTIONS PURCHASED† - 0.0%
Put Option on:
Sprint Nextel Corp.
Expiring February 2013
with strike price of $5.00	560	2,800
Total Options Purchased
(Cost $4,726)		2,800
Total Long Investments - 90.7%
(Cost $106,489,768)		113,714,624
	Shares
COMMON STOCKS SOLD SHORT† - (37.3)%
Telecommunication Services - (0.3)%
Windstream Corp.	17,407	(144,130)
Level 3 Communications, Inc.*	8,969	(207,274)
Total Telecommunication Services		(351,404)
ENERGY - (1.8)%
Cameron International Corp.*	114	(6,436)
Cobalt International Energy, Inc.*	379	(9,308)
Cabot Oil & Gas Corp.	188	(9,351)
Exxon Mobil Corp.	122	(10,559)
Newfield Exploration Co.*	568	(15,211)
QEP Resources, Inc.	681	(20,614)
Equities Corp.	378	(22,294)
National Oilwell Varco, Inc.	572	(39,096)
Schlumberger Ltd.	1,310	(90,770)
Cimarex Energy Co.	1,627	(93,927)
Hess Corp.	2,119	(112,222)
Range Resources Corp.	2,157	(135,524)
SEACOR Holdings, Inc.	1,703	(142,711)
Ultra Petroleum Corp.*	8,061	(146,146)
CONSOL Energy, Inc.	4,806	(154,273)
Teekay Corp.	4,856	(155,878)
Southwestern Energy Co.*	5,033	(168,153)
Kosmos Energy Ltd.*	13,623	(168,244)
Alpha Natural Resources, Inc.*	17,634	(171,755)
Anadarko Petroleum Corp.	2,384	(177,155)
Dresser-Rand Group, Inc.*	3,178	(178,413)
FMC Technologies, Inc.*	5,186	(222,117)
Total Energy		(2,250,157)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

CONSUMER STAPLES - (2.1)%
Herbalife Ltd.	875	$(28,823)
Dr Pepper Snapple Group, Inc.	681	(30,087)
Estee Lauder Companies, Inc. — Class A	705	(42,201)
Brown-Forman Corp. — Class B	738	(46,679)
Campbell Soup Co.	2,687	(93,749)
Colgate-Palmolive Co.	958	(100,149)
ConAgra Foods, Inc.	4,540	(133,930)
Dean Foods Co.*	8,742	(144,330)
Hormel Foods Corp.	4,730	(147,623)
Hershey Co.	2,157	(155,779)
Coca-Cola Co.	4,390	(159,138)
HJ Heinz Co.	2,877	(165,945)
PepsiCo, Inc.	2,460	(168,337)
Sysco Corp.	5,374	(170,141)
Mead Johnson Nutrition Co. — Class A	2,611	(172,039)
Avon Products, Inc.	12,034	(172,808)
Procter & Gamble Co.	2,573	(174,682)
Kellogg Co.	3,217	(179,669)
Kroger Co.	6,926	(180,215)
Flowers Foods, Inc.	8,325	(193,723)
Total Consumer Staples		(2,660,047)
UTILITIES - (2.3)%
UGI Corp.	718	(23,486)
Pepco Holdings, Inc.	2,914	(57,144)
TECO Energy, Inc.	7,190	(120,504)
CMS Energy Corp.	5,449	(132,847)
Exelon Corp.	4,617	(137,310)
Hawaiian Electric Industries, Inc.	5,601	(140,809)
PG&E Corp.	3,886	(156,139)
AGL Resources, Inc.	4,012	(160,360)
CenterPoint Energy, Inc.	8,552	(164,626)
National Fuel Gas Co.	3,292	(166,871)
Aqua America, Inc.	6,699	(170,289)
Alliant Energy Corp.	3,960	(173,884)
ITC Holdings Corp.	2,270	(174,586)
Questar Corp.	8,969	(177,227)
Northeast Utilities	4,540	(177,423)
Duke Energy Corp.	2,800	(178,640)
Dominion Resources, Inc.	3,506	(181,611)
MDU Resources Group, Inc.	8,653	(183,790)
AES Corp.	17,434	(186,544)
Total Utilities		(2,864,090)
MATERIALS - (2.4)%
Cliffs Natural Resources, Inc.	354	(13,650)
MeadWestvaco Corp.	1,022	(32,571)
Royal Gold, Inc.	464	(37,728)
Walter Energy, Inc.	1,238	(44,419)
Martin Marietta Materials, Inc.	1,058	(99,748)
Tahoe Resources, Inc.*	6,092	(111,605)
Praxair, Inc.	1,172	(128,275)
Alcoa, Inc.	15,629	(135,660)
PolyOne Corp.	6,712	(137,059)
Southern Copper Corp.	3,898	(147,578)
Crown Holdings, Inc.*	4,239	(156,038)

Sigma-Aldrich Corp.	2,195	(161,508)
Compass Minerals International, Inc.	2,233	(166,828)
Ashland, Inc.	2,082	(167,414)
Allied Nevada Gold Corp.*	5,635	(169,783)
Ecolab, Inc.	2,460	(176,874)
Scotts Miracle-Gro Co. — Class A	4,038	(177,874)
Sealed Air Corp.	10,255	(179,565)
International Flavors & Fragrances, Inc.	2,724	(181,255)
Valspar Corp.	3,027	(188,885)
Owens-Illinois, Inc.*	9,044	(192,365)
Newmont Mining Corp.	4,406	(204,614)
Total Materials		(3,011,296)
HEALTH CARE - (3.1)%
Allscripts Healthcare Solutions, Inc.*	3,303	(31,114)
DENTSPLY International, Inc.	795	(31,490)
Ariad Pharmaceuticals, Inc.*	1,739	(33,354)
Varian Medical Systems, Inc.*	530	(37,227)
Salix Pharmaceuticals Ltd.*	999	(40,440)
Cerner Corp.*	526	(40,839)
Watson Pharmaceuticals, Inc.*	475	(40,850)
Abbott Laboratories	624	(40,872)
Allergan, Inc.	447	(41,003)
Eli Lilly & Co.	837	(41,281)
Bristol-Myers Squibb Co.	1,268	(41,324)
CR Bard, Inc.	644	(62,945)
Humana, Inc.	945	(64,855)
Incyte Corp.*	5,471	(90,873)
Alere, Inc.*	4,920	(91,020)
BioMarin Pharmaceutical, Inc.*	1,913	(94,215)
Health Net, Inc.*	4,151	(100,869)
Endo Health Solutions, Inc.*	4,300	(112,961)
Illumina, Inc.*	2,536	(140,976)
Warner Chilcott plc — Class A	12,006	(144,552)
Edwards Lifesciences Corp.*	1,653	(149,051)
Hospira, Inc.*	5,108	(159,574)
Tenet Healthcare Corp.*	4,995	(162,188)
Johnson & Johnson	2,360	(165,436)
Techne Corp.	2,423	(165,588)
Teleflex, Inc.	2,497	(178,061)
Boston Scientific Corp.*	32,165	(184,305)
Bruker Corp.*	12,223	(186,645)
Aetna, Inc.	25,377	(1,174,955)
Total Health Care		(3,848,863)
CONSUMER DISCRETIONARY - (4.0)%
Hyatt Hotels Corp. — Class A*	378	(14,579)
Guess?, Inc.	638	(15,657)
Yum! Brands, Inc.	341	(22,642)
McDonald’s Corp.	264	(23,287)
Hasbro, Inc.	681	(24,448)
NIKE, Inc. — Class B	606	(31,270)
Chipotle Mexican Grill, Inc. — Class A*	114	(33,910)
Washington Post Co. — Class B	101	(36,886)
Weight Watchers International, Inc.	710	(37,176)
Apollo Group, Inc. — Class A*	1,794	(37,530)
Wynn Resorts Ltd.	378	(42,521)

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nordstrom, Inc.	795	$(42,533)
Gentex Corp.	2,270	(42,721)
DeVry, Inc.	2,209	(52,420)
NVR, Inc.*	84	(77,280)
Cablevision Systems Corp. — Class A	5,260	(78,584)
DreamWorks Animation SKG, Inc. —
Class A*	4,743	(78,592)
International Game Technology	6,130	(86,862)
Tupperware Brands Corp.	1,487	(95,317)
Morningstar, Inc.	1,627	(102,224)
Starbucks Corp.	2,082	(111,637)
Fossil, Inc.*	1,340	(124,754)
Clear Channel Outdoor Holdings, Inc. —
Class A	18,053	(126,732)
Limited Brands, Inc.	2,877	(135,392)
Las Vegas Sands Corp.	2,951	(136,218)
Choice Hotels International, Inc.	4,390	(147,592)
Tiffany & Co.	2,800	(160,552)
Family Dollar Stores, Inc.	2,536	(160,808)
Marriott International, Inc. — Class A	4,449	(165,814)
Thomson Reuters Corp.	5,979	(173,750)
Urban Outfitters, Inc.*	4,579	(180,229)
Liberty Global, Inc. — Class A*	2,877	(181,222)
Visteon Corp.*	3,405	(183,258)
Wendy’s Co.	39,847	(187,282)
CarMax, Inc.*	5,071	(190,365)
H&R Block, Inc.	11,202	(208,021)
JC Penney Company, Inc.	11,618	(228,991)
Amazon.com, Inc.*	936	(235,067)
Abercrombie & Fitch Co. — Class A	5,033	(241,433)
PVH Corp.	6,838	(759,086)
Total Consumer Discretionary		(5,014,642)
INDUSTRIALS - (5.1)%
WW Grainger, Inc.	12	(2,428)
Verisk Analytics, Inc. — Class A*	60	(3,060)
MSC Industrial Direct Company, Inc. —
Class A	114	(8,593)
Exelis, Inc.	833	(9,388)
Alliant Techsystems, Inc.	264	(16,357)
General Cable Corp.*	871	(26,487)
IHS, Inc. — Class A*	331	(31,776)
Lennox International, Inc.	616	(32,352)
Cummins, Inc.	303	(32,830)
United Technologies Corp.	417	(34,198)
Dun & Bradstreet Corp.	501	(39,404)
United Parcel Service, Inc. — Class B	561	(41,363)
RR Donnelley & Sons Co.	5,335	(48,015)
Quanta Services, Inc.*	2,006	(54,744)
Fluor Corp.	945	(55,509)
Emerson Electric Co.	1,135	(60,110)
J.B. Hunt Transport Services, Inc.	1,098	(65,562)
UTI Worldwide, Inc.	6,080	(81,472)
Masco Corp.	5,067	(84,416)
Deere & Co.	984	(85,037)
United Continental Holdings, Inc.*	4,326	(101,142)
Joy Global, Inc.	1,589	(101,346)

GrafTech International Ltd.*	11,163	(104,821)
CSX Corp.	5,865	(115,716)
Clean Harbors, Inc.*	2,384	(131,144)
Babcock & Wilcox Co.	5,298	(138,808)
Waste Connections, Inc.	4,200	(141,918)
3M Co.	1,552	(144,103)
Iron Mountain, Inc.	4,906	(152,331)
Stericycle, Inc.*	1,665	(155,295)
Landstar System, Inc.	2,978	(156,226)
Rockwell Collins, Inc.	2,877	(167,355)
CH Robinson Worldwide, Inc.	2,800	(177,016)
Honeywell International, Inc.	2,800	(177,716)
Precision Castparts Corp.	945	(179,002)
Nordson Corp.	2,838	(179,135)
SPX Corp.	2,611	(183,162)
Towers Watson & Co. — Class A	3,292	(185,043)
ITT Corp.	7,908	(185,522)
Navistar International Corp.*	8,552	(186,177)
Matson, Inc.	7,568	(187,081)
Pentair Ltd.	3,859	(189,670)
Expeditors International of Washington, Inc.	4,810	(190,236)
Crane Co.	4,125	(190,905)
Colfax Corp.*	4,768	(192,389)
Harsco Corp.	8,969	(210,772)
Chicago Bridge & Iron Company N.V.	4,817	(223,268)
DigitalGlobe, Inc.*	47,666	(1,164,957)
Total Industrials		(6,425,357)
INFORMATION TECHNOLOGY - (5.7)%
Ingram Micro, Inc. — Class A*	228	(3,858)
Polycom, Inc.*	418	(4,372)
Dell, Inc.	896	(9,076)
Marvell Technology Group Ltd.	2,536	(18,411)
Texas Instruments, Inc.	626	(19,368)
FLIR Systems, Inc.	871	(19,432)
Western Union Co.	1,438	(19,571)
Teradyne, Inc.*	1,260	(21,281)
Electronic Arts, Inc.*	1,892	(27,491)
Microchip Technology, Inc.	1,059	(34,513)
Oracle Corp.	1,070	(35,652)
Microsoft Corp.	1,434	(38,331)
Skyworks Solutions, Inc.*	1,946	(39,504)
Apple, Inc.	75	(39,977)
NVIDIA Corp.	3,398	(41,761)
Advanced Micro Devices, Inc.*	17,567	(42,161)
Zynga, Inc. — Class A*	17,884	(42,385)
EMC Corp.*	1,681	(42,529)
Lam Research Corp.*	1,179	(42,597)
LSI Corp.*	6,062	(42,919)
Fusion-io, Inc.*	1,877	(43,040)
Broadcom Corp. — Class A	1,310	(43,505)
VeriFone Systems, Inc.*	1,476	(43,808)
Linear Technology Corp.	1,286	(44,110)
Citrix Systems, Inc.*	757	(49,773)
Freescale Semiconductor Ltd.*	4,758	(52,386)
MICROS Systems, Inc.*	1,400	(59,416)
NCR Corp.*	2,645	(67,395)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

LinkedIn Corp. — Class A*	620	$(71,188)
Broadridge Financial Solutions, Inc.	3,443	(78,776)
VMware, Inc. — Class A*	908	(85,479)
SAIC, Inc.	8,264	(93,548)
Lender Processing Services, Inc.	4,654	(114,581)
Rovi Corp.*	8,422	(129,951)
FactSet Research Systems, Inc.	1,476	(129,977)
Computer Sciences Corp.	3,519	(140,936)
PMC - Sierra, Inc.*	27,379	(142,645)
NetApp, Inc.*	4,351	(145,976)
Micron Technology, Inc.*	24,797	(157,461)
Paychex, Inc.	5,222	(162,613)
AVX Corp.	15,439	(166,432)
Altera Corp.	4,957	(170,719)
Itron, Inc.*	4,024	(179,269)
Cognizant Technology Solutions Corp. —
Class A*	2,423	(179,424)
Global Payments, Inc.	4,012	(181,744)
Cree, Inc.*	5,421	(184,206)
Solera Holdings, Inc.	3,481	(186,129)
National Instruments Corp.	7,304	(188,516)
Juniper Networks, Inc.*	9,725	(191,291)
SanDisk Corp.*	4,453	(193,973)
Cypress Semiconductor Corp.	18,089	(196,085)
Informatica Corp.*	6,509	(197,353)
JDS Uniphase Corp.*	15,478	(209,572)
ON Semiconductor Corp.*	30,863	(217,584)
Hewlett-Packard Co.	15,507	(220,975)
Salesforce.com, Inc.*	1,496	(251,478)
Acme Packet, Inc.*	11,488	(254,115)
Atmel Corp.*	43,611	(285,651)
ASML Holding N.V.	17,145	(1,104,322)
Total Information Technology		(7,200,591)
FINANCIALS - (10.5)%
American Financial Group, Inc.	114	(4,505)
Bank of Hawaii Corp.	123	(5,418)
New York Community Bancorp, Inc.	454	(5,947)
BioMed Realty Trust, Inc.	455	(8,795)
St. Joe Co.*	504	(11,632)
Citigroup, Inc.	685	(27,099)
Franklin Resources, Inc.	227	(28,534)
Arthur J Gallagher & Co.	945	(32,744)
East West Bancorp, Inc.	1,854	(39,842)
Capital One Financial Corp.	757	(43,853)
Jones Lang LaSalle, Inc.	530	(44,488)
StanCorp Financial Group, Inc.	1,286	(47,158)
Realty Income Corp.	1,725	(69,362)
BRE Properties, Inc.	1,627	(82,700)
Morgan Stanley	4,352	(83,210)
Hanover Insurance Group, Inc.	2,234	(86,545)
Weingarten Realty Investors	3,444	(92,196)

Forest City Enterprises, Inc. —
Class A*	5,907	(95,398)
Moody’s Corp.	2,195	(110,452)
Mack-Cali Realty Corp.	4,466	(116,607)
MBIA, Inc.*	14,910	(117,044)
XL Group plc — Class A	5,108	(128,006)
Weyerhaeuser Co.	4,844	(134,760)
SL Green Realty Corp.	1,816	(139,196)
MSCI, Inc. — Class A*	4,768	(147,760)
Bank of New York Mellon Corp.	5,789	(148,777)
SVB Financial Group*	2,687	(150,391)
Vornado Realty Trust	1,892	(151,511)
Piedmont Office Realty Trust, Inc. —
Class A	8,628	(155,735)
Legg Mason, Inc.	6,130	(157,664)
Alexandria Real Estate Equities, Inc.	2,346	(162,625)
Progressive Corp.	7,758	(163,694)
Cullen/Frost Bankers, Inc.	3,027	(164,275)
Duke Realty Corp.	11,844	(164,276)
First Republic Bank	5,033	(164,982)
Equity Lifestyle Properties, Inc.	2,460	(165,534)
CIT Group, Inc.*	4,313	(166,654)
NBT Bancorp, Inc.	8,353	(169,315)
Brown & Brown, Inc.	6,672	(169,869)
Aon plc	3,065	(170,414)
Mercury General Corp.	4,313	(171,183)
Kemper Corp.	5,828	(171,926)
Chubb Corp.	2,309	(173,914)
Plum Creek Timber Company, Inc.	3,936	(174,640)
Prudential Financial, Inc.	3,292	(175,562)
Valley National Bancorp	18,922	(175,975)
Corporate Office Properties Trust	7,114	(177,708)
First Horizon National Corp.	18,050	(178,876)
First Niagara Financial Group, Inc.	22,895	(181,557)
Erie Indemnity Co. — Class A	2,650	(183,433)
Unum Group	8,817	(183,570)
Lazard Ltd. — Class A	6,168	(184,053)
TCF Financial Corp.	15,175	(184,376)
Hartford Financial Services Group, Inc.	8,249	(185,108)
TD Ameritrade Holding Corp.	11,049	(185,734)
Lincoln National Corp.	7,190	(186,221)
SEI Investments Co.	7,985	(186,370)
Charles Schwab Corp.	13,358	(191,821)
TFS Financial Corp.*	20,485	(197,066)
Markel Corp.*	1,264	(547,843)
FirstMerit Corp.	48,591	(689,506)
IntercontinentalExchange, Inc.*	6,306	(780,746)
M&T Bank Corp.	8,639	(850,683)
Leucadia National Corp.	112,619	(2,679,206)
Total Financials		(13,126,044)
Total Common Stock Sold Short
(Proceeds $44,577,862)		(46,752,491)

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2012
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

EXCHANGE TRADED FUNDS SOLD SHORT† - (14.5)%
Market Vectors Russia ETF	363	$(10,879)
iShares Barclays 7-10 Year Treasury
Bond Fund	133	(14,296)
iShares MSCI Austria Investable Market
Index Fund	829	(15,080)
iShares MSCI Thailand Index Fund	197	(16,251)
iShares MSCI BRIC Index Fund	741	(30,262)
iShares MSCI Chile Investable Market
Index Fund	753	(47,620)
iShares MSCI Hong Kong Index Fund	2,766	(53,716)
iShares MSCI Belgium Capped Investable
Market Index Fund	4,514	(62,519)
iShares MSCI France Index Fund	2,758	(65,061)
iShares Barclays 20+ Year Treasury
Bond Fund	547	(66,285)
iShares MSCI EMU Index Fund	2,423	(81,074)
iShares MSCI EAFE Index Fund	1,539	(87,446)
iShares MSCI Taiwan Index Fund	7,351	(100,121)
iShares MSCI Netherlands Investable
Market Index Fund	5,032	(103,206)
iShares MSCI Germany Index Fund	4,264	(105,406)
iShares Barclays Agency Bond Fund	1,026	(116,318)
PowerShares Emerging Markets Sovereign
Debt Portfolio	4,103	(129,039)
iShares Barclays MBS Bond Fund	1,200	(129,600)
Market Vectors Gold Miners ETF	3,441	(159,628)
iShares FTSE China 25 Index Fund	4,244	(171,797)
iShares MSCI Switzerland Index Fund	7,535	(201,938)
iShares MSCI Italy Index Fund	16,314	(219,423)
iShares iBoxx Investment Grade Corporate
Bond Fund	1,818	(219,960)
iShares JPMorgan USD Emerging Markets
Bond Fund	1,899	(233,197)
iShares MSCI Canada Index Fund	9,063	(257,389)
iShares Barclays 3-7 Year Treasury
Bond Fund	2,967	(365,594)
iShares Barclays TIPS Bond Fund	3,058	(371,272)
iShares MSCI Spain Index Fund	13,342	(403,729)
SPDR Barclays High Yield Bond ETF	10,821	(440,415)
iShares Core Total US Bond Market ETF	5,033	(559,116)
Powershares QQQ Trust Series 1	8,920	(580,781)
iPath MSCI India Index ETN*	12,050	(716,734)
iShares MSCI Brazil Index Fund	13,727	(769,536)
iShares MSCI Japan Index Fund	143,424	(1,398,384)
iShares Russell 2000 Index Fund	18,901	(1,593,165)
iShares Russell 1000 Growth Index Fund	34,519	(2,260,649)
SPDR S&P 500 ETF Trust	18,030	(2,569,636)
iShares Russell 1000 Value Index Fund	47,798	(3,480,650)
Total Exchange Traded Funds Sold Short
(Proceeds $17,164,676)		(18,207,172)
Total Securities Sold Short- (51.8)%
(Proceeds $61,742,538)		$(64,959,663)
Other Assets & Liabilities, net - 61.1%		76,673,498
Total Net Assets - 100.0%		$125,428,459

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $10,833,920)	128	$305,056
January 2013 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $4,295,900)	238	227,826
March 2013 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $11,090,750)	109	180,385
February 2013 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $4,420,050)	237	(392,090)
(Total Aggregate Value of
Contracts $30,640,620)		$321,177
COMMODITY FUTURES CONTRACTS PURCHASED†
June 2013 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $4,686,809)	39	$222,418
December 2013 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $4,279,840)	46	146,474
January 2013 LME Lead
Futures Contracts
(Aggregate Value of
Contracts $1,794,396)	31	117,513
December 2013 Soybean
Futures Contracts
(Aggregate Value of
Contracts $4,071,060)	135	33,655
January 2013 LME Zinc
Futures Contracts
(Aggregate Value of
Contracts $1,078,508)	21	28,065
February 2013 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $1,392,754)	12	24,660
March 2013 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $452,400)	12	(5,520)
March 2013 Copper
Futures Contracts
(Aggregate Value of
Contracts $1,185,600)	13	(6,993)
November 2013 Soybean
Futures Contracts
(Aggregate Value of
Contracts $4,293,300)	66	(29,961)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2012
MULTI-HEDGE STRATEGIES FUND

		Unrealized
	Contracts	Gain (Loss)

June 2013 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $5,337,660)	102	$(64,305)
July 2013 Corn
Futures Contracts
(Aggregate Value of
Contracts $523,688)	15	(66,613)
October 2013 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $4,361,180)	127	(151,347)
September 2013 Corn
Futures Contracts
(Aggregate Value of
Contracts $4,074,100)	131	(240,498)
(Total Aggregate Value of
Contracts $37,531,295)		$7,548
COMMODITY FUTURES CONTRACTS SOLD SHORT†
May 2013 Corn
Futures Contracts
(Aggregate Value of
Contracts $3,998,550)	114	$281,340
March 2013 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $700,672)	32	164,964
March 2013 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $2,160,000)	40	128,369
June 2013 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $4,436,380)	113	85,119
July 2013 Soybean
Futures Contracts
(Aggregate Value of
Contracts $4,324,500)	62	36,992
March 2013 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $876,720)	26	6,270

March 2013 Soybean Oil
Futures Contracts
(Aggregate Value of
Contracts $2,269,056)	76	(25,468)
May 2013 Soybean Oil
Futures Contracts
(Aggregate Value of
Contracts $4,067,820)	135	(31,232)
April 2013 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $4,034,480)	74	(32,515)
March 2013 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $4,332,460)	47	(212,371)
April 2013 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $4,748,071)	39	(235,661)
(Total Aggregate Value of
Contracts $35,948,709)		$165,807
EQUITY FUTURES CONTRACTS SOLD SHORT†
April 2013 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $4,522,500)	225	$470,601
May 2013 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $4,523,500)	218	189,130
March 2013 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $1,264,250)	65	79,942
June 2013 CBOE VIX Index
Futures Contracts
(Aggregate Value of
Contracts $4,589,800)	212	(28,072)
March 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $21,397,338)	301	(188,516)
(Total Aggregate Value of
Contracts $36,297,388)		$523,085

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or a portion of this security is pledged as short security collateral at December 31, 2012.
[2]	All or portion of this security is on loan at December 31, 2012 — See Note 10.
[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Repurchase Agreements — See Note 5.
[5]	Securities lending collateral — See Note 10.
[6]	Investment in a product that pays a management fee to a party related to the advisor.

ADR — American Depositary Receipt

plc — Public Limited Company

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Assets:
Investments, at value - including $718,322 of securities loaned (cost $87,909,139)	$95,133,995
Repurchase agreements, at value
(cost $18,580,629)	18,580,629
Total investments
(cost $106,489,768)	113,714,624
Segregated cash with broker	79,175,635
Cash	18,766
Receivables:
Securities sold	1,436,088
Fund shares sold	230,985
Dividends	210,054
Interest	706
Total assets	194,786,858
Liabilities:
Securities sold short, at value (proceeds $61,742,538)	64,959,663
Payable for:
Securities purchased	2,521,821
Payable upon return of securities loaned	772,716
Variation margin	702,235
Fund shares redeemed	163,738
Management fees	116,116
Distribution and service fees	32,326
Miscellaneous	89,784
Total liabilities	69,358,399
Net assets	$125,428,459
Net assets consist of:
Paid in capital	$173,731,837
Accumulated net investment loss	(1,176,791)
Accumulated net realized loss on investments	(52,151,935)
Net unrealized appreciation on investments	5,025,348
Net assets	$125,428,459
A-Class:
Net assets	$27,699,936
Capital shares outstanding	1,221,541
Net asset value per share	$22.68
Maximum offering price per share (Net asset value divided by 95.25%)	$23.81
C-Class:
Net assets	$16,780,318
Capital shares outstanding	782,463
Net asset value per share	$21.45
H-Class:
Net assets	$66,817,947
Capital shares outstanding	2,944,661
Net asset value per share	$22.69
Institutional Class:
Net assets	$14,130,258
Capital shares outstanding	618,544
Net asset value per share	$22.84

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding tax of $4,071)	$1,861,467
Interest	39,694
Income from securities lending, net	1,520
Total investment income	1,902,681

Expenses:
Management fees	1,547,257
Distribution and service fees:
A-Class	75,674
C-Class	158,907
H-Class	188,372
Short sales dividend expense	1,660,785
Prime broker interest expense	485,667
Trustees’ fees*	11,028
Custodian fees	270
Miscellaneous	(9,248)
Total expenses	4,118,712
Less:
Expenses waived by Advisor	(52,599)
Net expenses	4,066,113
Net investment loss	(2,163,432)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,196,332
Swap agreements	1,252,691
Futures contracts	(715,211)
Realized gain distributions recieved from investment company shares	282,090
Securities sold short	(5,410,734)
Options purchased	(40,206)
Net realized loss	(435,038)
Net change in unrealized appreciation (depreciation) on:
Investments	5,452,002
Securities sold short	(3,362,140)
Swap agreements	(35,229)
Futures contracts	2,900,754
Options purchased	(1,926)
Net change in unrealized appreciation (depreciation)	4,953,461
Net realized and unrealized gain	4,518,423
Net increase in net assets resulting from operations	$2,354,991

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(2,163,432)	$(982,964)
Net realized gain (loss) on investments	(435,038)	8,190,472
Net change in unrealized appreciation (depreciation) on investments	4,953,461	(5,221,879)
Net increase in net assets resulting from operations	2,354,991	1,985,629

Distributions to shareholders from:
Net investment income
A-Class	—	(175,041)
C-Class	—	(96,950)
H-Class	—	(465,010)
Institutional Class	—	(3,870)
Total distributions to shareholders	—	(740,871)

Capital share transactions:
Proceeds from sale of shares
A-Class	41,635,919	22,677,918
C-Class	9,448,075	5,688,462
H-Class	80,707,028	64,118,440
Institutional Class	15,460,536	519,704
Value of proceeds from merger
A-Class	1,354,905	—
C-Class	2,433,192	—
H-Class	2,281,147	—
Distributions reinvested
A-Class	—	170,694
C-Class	—	91,859
H-Class	—	417,772
Institutional Class	—	3,870
Cost of shares redeemed
A-Class	(40,779,286)	(12,381,150)
C-Class	(8,561,191)	(7,848,693)
H-Class	(83,697,859)	(43,547,530)
Institutional Class	(2,331,387)	(18,270)
Net increase from capital share transactions	17,951,079	29,893,076
Net increase in net assets	20,306,070	31,137,834

Net assets:
Beginning of year	105,122,389	73,984,555
End of year	$125,428,459	$105,122,389
Accumulated net investment loss at end of year	$(1,176,791)	$(1,420,002)

Capital share activity:
Shares sold
A-Class	1,919,863 †	1,019,952
C-Class	554,953 †	267,782
H-Class	3,696,849 †	2,874,440
Institutional Class	685,352	23,171
Shares issued from reinvestment of distributions
A-Class	—	7,651
C-Class	—	4,321
H Class	—	18,716
Institutional Class	—	173
Shares redeemed
A-Class	(1,816,255)	(559,378)
C-Class	(401,917)	(373,099)
H-Class	(3,728,682)	(1,966,390)
Institutional Class	(102,973)	(821)
Net increase in shares	807,190	1,316,518

†	Includes 60,298 A-Class, 114,074 C-Class, 101,429 H-Class shares issued in connection with Fund merger.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	March 31,	March 31,
A-Class	2012[a]	2011[a]	2010[a]	2009[a,b]	2009	2008
Per Share Data
Net asset value, beginning of period	$22.21	$21.66	$20.57	$19.96	$24.61	$26.44
Income (loss) from investment operations:
Net investment income (loss)[c]	(.35)	(.27)	(.40)	(.15)	(.10)	.58
Net gain (loss) on investments (realized and unrealized)	.82	.98	1.49	.76	(4.37)	(1.53)
Total from investment operations	.47	.71	1.09	.61	(4.47)	(.95)
Less distributions from:
Net investment income	—	(.16)	—	—	(.12)	(.79)
Net realized gains	—	—	—	—	(.06)	(.09)
Total distributions	—	(.16)	—	—	(.18)	(.88)
Redemption fees collected	—	—	— [d]	— [d]	— [d]	— [d]
Net asset value, end of period	$22.68	$22.21	$21.66	$20.57	$19.96	$24.61

Total Return[e]	2.02%	3.39%	5.30%	3.06%	(18.19%)	(3.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,700	$24,832	$14,073	$25,010	$45,078	$42,193
Ratios to average net assets:
Net investment income (loss)	(1.54%)	(1.23%)	(1.97%)	(1.47%)	(0.46%)	2.18%
Total expenses[f]	3.09%	2.77%	3.56%	2.36%	2.09%	1.96%
Net expenses[g,h]	3.05%	2.65%	3.40%	2.32%	2.09%	1.96%
Portfolio turnover rate	465%	433%	993%	858%	1,578%	509%

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	March 31,	March 31,
C-Class	2012[a]	2011[a]	2010[a]	2009[a,b]	2009	2008
Per Share Data
Net asset value, beginning of period	$21.17	$20.80	$19.90	$19.43	$24.13	$26.14
Income (loss) from investment operations:
Net investment income (loss)[c]	(.50)	(.42)	(.55)	(.31)	(.25)	.37
Net gain (loss) on investments (realized and unrealized)	.78	.95	1.45	.78	(4.27)	(1.50)
Total from investment operations	.28	.53	.90	.47	(4.52)	(1.13)
Less distributions from:
Net investment income	—	(.16)	—	—	(.12)	(.79)
Net realized gains	—	—	—	—	(.06)	(.09)
Total distributions	—	(.16)	—	—	(.18)	(.88)
Redemption fees collected	—	—	— [d]	— [d]	— [d]	— [d]
Net asset value, end of period	$21.45	$21.17	$20.80	$19.90	$19.43	$24.13

Total Return[e]	1.23%	2.62%	4.52%	2.42%	(18.76%)	(4.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,780	$13,322	$15,194	$23,494	$28,706	$54,857
Ratios to average net assets:
Net investment income (loss)	(2.33%)	(1.99%)	(2.79%)	(2.07%)	(1.09%)	1.41%
Total expenses[f]	3.85%	3.52%	4.41%	3.14%	2.82%	2.71%
Net expenses[g,h]	3.81%	3.39%	4.26%	3.09%	2.82%	2.71%
Portfolio turnover rate	465%	433%	993%	858%	1,578%	509%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	March 31,	March 31,
H-Class	2012[a]	2011[a]	2010[a]	2009[a,b]	2009	2008
Per Share Data
Net asset value, beginning of period	$22.23	$21.67	$20.58	$19.98	$24.63	$26.46
Income (loss) from investment operations:
Net investment income (loss)[c]	(.36)	(.27)	(.43)	(.21)	(.07)	.58
Net gain (loss) on investments (realized and unrealized)	.82	.99	1.52	.81	(4.40)	(1.53)
Total from investment operations	.46	.72	1.09	.60	(4.47)	(.95)
Less distributions from:
Net investment income	—	(.16)	—	—	(.12)	(.79)
Net realized gains	—	—	—	—	(.06)	(.09)
Total distributions	—	(.16)	—	—	(.18)	(.88)
Redemption fees collected	—	—	— [d]	— [d]	— [d]	— [d]
Net asset value, end of period	$22.69	$22.23	$21.67	$20.58	$19.98	$24.63

Total Return[e]	2.02%	3.39%	5.30%	3.00%	(18.17%)	(3.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,818	$66,161	$44,421	$69,351	$63,229	$141,483
Ratios to average net assets:
Net investment income (loss)	(1.59%)	(1.25%)	(2.08%)	(1.18%)	(0.31%)	2.21%
Total expenses[f]	3.07%	2.78%	3.69%	2.37%	2.07%	1.95%
Net expenses[g,h]	3.03%	2.65%	3.54%	2.33%	2.07%	1.95%
Portfolio turnover rate	465%	433%	993%	858%	1,578%	509%

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
Institutional Class	2012[a]	2011[a]	2010[a,i]
Per Share Data
Net asset value, beginning of period	$22.32	$21.71	$20.61
Income (loss) from investment operations:
Net investment loss[c]	(.33)	(.22)	(.43)
Net gain on investments (realized and unrealized)	.85	.99	1.53
Total from investment operations	.52	.77	1.10
Less distributions from:
Net investment income	—	(.16)	—
Total distributions	—	(.16)	—
Redemption fees collected	—	—	— [d]
Net asset value, end of period	$22.84	$22.32	$21.71

Total Return[e]	2.28%	3.61%	5.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,130	$807	$296
Ratios to average net assets:
Net investment loss	(1.46%)	(0.99%)	(3.10%)
Total expenses[f]	3.05%	2.52%	5.13%
Net expenses[g,h]	3.01%	2.40%	4.98%
Portfolio turnover rate	465%	433%	993%

[a]	Consolidated.
[b]	The fund changed its fiscal year end from March 31 to December 31 in 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Redemption fees collected are less than $0.01 per share.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expense information reflects the expense ratios after expense waivers, and may include interest or dividend expense.
[h]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented would be:

	12/31/12	12/31/11	12/31/10	12/31/09	3/31/09	3/31/08
A-Class	1.40%	1.41%	1.41%	1.40%	1.40%	1.40%
C-Class	2.15%	2.15%	2.15%	2.17%	2.17%	2.15%
H-Class	1.40%	1.41%	1.41%	1.41%	1.40%	1.40%
Institutional Class	1.15%	1.16%	1.17%	N/A	N/A	N/A

[i]	Since commencement of operations: May 3, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2012

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P GSCITM Commodity Index (the “underlying index”).

For the one-year period ended December 31, 2012, the Fund’s H-Class returned -1.57%, compared with a return of 0.08% for its benchmark, the S&P Goldman Sachs Commodity Index (S&P GSCI). The S&P GSCI represents an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. It provides exposure to tangible assets, such as oil, metals and agricultural products.

Gasoline, soybeans and corn were among the commodities which provided the most performance to the Fund during the year.

Sugar, natural gas and coffee were among the commodities which provided the least performance to the Fund during the year.

The underlying index was about flat for the year, masking considerable volatility in the commodities markets, which started the year well, then fell off through June when investors worried whether a reflaring of the European debt crisis and a slowing Chinese economy could impact commodities’ growth. As the situation improved in Europe and China appeared to be averting a hard landing, commodities regained ground, but did not go much further.

Oil, as measured by the price of a barrel of Brent crude, was about flat for the year, as concerns about the effect of the weak global economy on demand were offset by the impact of middle east tensions on supply. A surge in gas supply that resulted from more production in U.S. fields drove prices to record lows, which led to some producers cutting back production. Gold continued to benefit from safe-haven buying, and rose about 10%, its 12th consecutive year of increases. Prices of many industrial metals, particularly those closely tied to Chinese production, fell. Copper, which is often regarded as a key indicator of the health of the global economy, rose only 4%. America’s worst drought in 50 years caused prices of many crops to rise, including corn and soybeans, both of which saw bushel prices to record levels.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as commodity-linked futures contracts.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 12/31/12

			Since
			Inception
	1 Year	5 Year	(05/25/05)
A-Class Shares	-1.63%	-10.31%	-4.62%
A-Class Shares with sales charge†	-6.33%	-11.18%	-5.23%
C-Class Shares	-2.38%	-10.96%	-5.33%
C-Class Shares with CDSC‡	-3.32%	-10.96%	-5.33%
H-Class Shares	-1.57%	-10.29%	-4.61%
S&P Goldman Sachs Commodity Index	0.08%	-8.12%	-2.13%
S&P 500 Index	16.00%	1.66%	4.60%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2012

COMMODITIES STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 92.5%
Credit Suisse Group
issued 12/31/12 at 0.12%
due 01/02/13	$27,660,729	$27,660,729
HSBC Group
issued 12/31/12 at 0.12%
due 01/02/13	1,033,170	1,033,170
Deutsche Bank
issued 12/31/12 at 0.11%
due 01/02/13	528,402	528,402
Mizuho Financial Group, Inc.
issued 12/31/12 at 0.14%
due 01/02/13	449,479	449,479
Total Repurchase Agreements
(Cost $29,671,780)		29,671,780
Total Investments - 92.5%
(Cost $29,671,780)		$29,671,780
Other Assets & Liabilities, net - 7.5%		2,414,115
Total Net Assets - 100.0%		$32,085,895

		Unrealized
	Contracts	Gain (Loss)
COMMODITY FUTURES CONTRACTS PURCHASED†
February 2013 WTI Crude
Futures Contracts
(Aggregate Value of
Contracts $5,778,359)	63	$310,323
March 2013 Brent Crude
Futures Contracts
(Aggregate Value of
Contracts $2,860,780)	26	115,857
February 2013 Gas Oil
Futures Contracts
(Aggregate Value of
Contracts $1,220,375)	13	38,979
February 2013 Gasoline RBOB
Futures Contracts
(Aggregate Value of
Contracts $696,377)	6	36,287
February 2013 Heating Oil
Futures Contracts
(Aggregate Value of
Contracts $764,770)	6	26,211
March 2013 Sugar #11
Futures Contracts
(Aggregate Value of
Contracts $240,856)	11	8,081
February 2013 Lean Hogs
Futures Contracts
(Aggregate Value of
Contracts $240,660)	7	5,566
February 2013 Live Cattle
Futures Contracts
(Aggregate Value of
Contracts $476,730)	9	1,849
March 2013 Cotton #2
Futures Contracts
(Aggregate Value of
Contracts $150,800)	4	1,317

February 2013 LME Lead
Futures Contracts
(Aggregate Value of
Contracts $58,000)	1	628
March 2013 Feeder Cattle
Futures Contracts
(Aggregate Value of
Contracts $77,088)	1	272
February 2013 LME Zinc
Futures Contracts
(Aggregate Value of
Contracts $103,408)	2	(325)
March 2013 Cocoa
Futures Contracts
(Aggregate Value of
Contracts $44,640)	2	(3,067)
March 2013 Coffee ‘C’
Futures Contracts
(Aggregate Value of
Contracts $108,000)	2	(4,320)
February 2013 LME Nickel
Futures Contracts
(Aggregate Value of
Contracts $102,210)	1	(4,516)
February 2013 LME Primary Aluminum
Futures Contracts
(Aggregate Value of
Contracts $309,150)	6	(7,596)
March 2013 Winter Wheat
Futures Contracts
(Aggregate Value of
Contracts $166,100)	4	(9,505)
February 2013 Gold 100 oz.
Futures Contracts
(Aggregate Value of
Contracts $502,080)	3	(10,869)
February 2013 Natural Gas
Futures Contracts
(Aggregate Value of
Contracts $369,160)	11	(13,363)
February 2013 LME Copper
Futures Contracts
(Aggregate Value of
Contracts $594,293)	3	(13,518)
January 2013 Goldman Sachs Index
Futures Contracts
(Aggregate Value of
Contracts $16,199,999)	100	(16,825)
March 2013 Soybean
Futures Contracts
(Aggregate Value of
Contracts $422,700)	6	(17,870)
March 2013 Wheat
Futures Contracts
(Aggregate Value of
Contracts $545,300)	14	(28,797)
March 2013 Corn
Futures Contracts
(Aggregate Value of
Contracts $769,725)	22	(28,861)
(Total Aggregate Value of
Contracts $32,801,560)		$385,938

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Repurchase agreements, at value
(cost $29,671,780)	$29,671,780
Segregated cash with broker	2,344,015
Receivables:
Variation margin	187,670
Fund shares sold	137,044
Interest	99
Total assets	32,340,608
Liabilities:
Overdraft due to custodian bank	30,335
Payable for:
Fund shares redeemed	169,894
Management fees	18,451
Distribution and service fees	7,690
Transfer agent and administrative fees	6,150
Portfolio accounting fees	2,460
Miscellaneous	19,733
Total liabilities	254,713
Net assets	$32,085,895
Net assets consist of:
Paid in capital	$54,321,316
Accumulated net investment loss	(2,770,217)
Accumulated net realized loss on investments	(19,851,142)
Net unrealized appreciation on investments	385,938
Net assets	$32,085,895
A-Class:
Net assets	$5,839,758
Capital shares outstanding	376,977
Net asset value per share	$15.49
Maximum offering price per share (Net asset value divided by 95.25%)	$16.26
C-Class:
Net assets	$2,574,959
Capital shares outstanding	176,882
Net asset value per share	$14.56
H-Class:
Net assets	$23,671,178
Capital shares outstanding	1,527,588
Net asset value per share	$15.50

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2012

Investment Income:
Interest	$28,668
Total investment income	28,668

Expenses:
Management fees	267,028
Transfer agent and administrative fees	78,417
Distribution and service fees:
A-Class	14,444
C-Class	30,801
H-Class	56,273
Portfolio accounting fees	31,366
Custodian fees	6,317
Trustees’ fees*	5,015
Miscellaneous	33,225
Total expenses	522,886
Less:
Expenses waived by Advisor	(31,775)
Net expenses	491,111
Net investment loss	(462,443)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(1,866,445)
Net realized loss	(1,866,445)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,288)
Futures contracts	605,161
Net change in unrealized appreciation (depreciation)	603,873
Net realized and unrealized loss	(1,262,572)
Net decrease in net assets resulting from operations	$(1,725,015)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(462,443)	$(799,429)
Net realized loss on investments	(1,866,445)	(185,759)
Net change in unrealized appreciation (depreciation) on investments	603,873	(1,986,758)
Net decrease in net assets resulting from operations	(1,725,015)	(2,971,946)

Distributions to shareholders from:
Net investment income
A-Class	(90,394)	(181,426)
C-Class	(72,057)	(123,565)
H-Class	(634,797)	(552,159)
Total distributions to shareholders	(797,248)	(857,150)

Capital share transactions:
Proceeds from sale of shares
A-Class	21,757,665	11,929,885
C-Class	624,941	1,959,508
H-Class	141,800,896	198,728,902
Distributions reinvested
A-Class	77,852	165,949
C-Class	65,263	112,557
H-Class	597,525	516,857
Cost of shares redeemed
A-Class	(20,880,282)	(13,331,979)
C-Class	(1,544,634)	(3,022,060)
H-Class	(131,653,400)	(213,806,275)
Net increase (decrease) from capital share transactions	10,845,826	(16,746,656)
Net increase (decrease) in net assets	8,323,563	(20,575,752)

Net assets:
Beginning of year	23,762,332	44,338,084
End of year	$32,085,895	$23,762,332
Accumulated net investment loss at end of year	$(2,770,217)	$(1,972,970)

Capital share activity:
Shares sold
A-Class	1,304,505	644,840
C-Class	40,528	111,896
H-Class	8,637,054	11,063,570
Shares issued from reinvestment of distributions
A-Class	5,129	10,200
C-Class	4,573	7,295
H-Class	39,337	31,768
Shares redeemed
A-Class	(1,255,530)	(747,260)
C-Class	(100,156)	(180,193)
H-Class	(8,075,041)	(12,032,423)
Net increase (decrease) in shares	600,399	(1,090,307)

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Commodities Strategy Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	March 31,	March 31,
A-Class	2012[a]	2011[a]	2010[a]	2009[a,b]	2009	2008
Per Share Data
Net asset value, beginning of period	$16.18	$17.33	$16.39	$13.26	$32.68	$23.81
Income (loss) from investment operations:
Net investment income (loss)[c]	(.23)	(.26)	(.22)	(.14)	— [d]	.68
Net gain (loss) on investments (realized and unrealized)	(.05)	(.36)	1.16	3.37	(18.80)	8.27
Total from investment operations	(.28)	(.62)	.94	3.23	(18.80)	8.95
Less distributions from:
Net investment income	(.41)	(.53)	—	(.11)	(.70)	(.22)
Total distributions	(.41)	(.53)	—	(.11)	(.70)	(.22)
Redemption fees collected	—	—	— [e]	.01	.08	.14
Net asset value, end of period	$15.49	$16.18	$17.33	$16.39	$13.26	$32.68

Total Return[f]	(1.63%)	(3.61%)	5.74%	24.46%	(57.55%)	38.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,840	$5,223	$7,192	$8,553	$7,189	$18,579
Ratios to average net assets:
Net investment income (loss)	(1.40%)	(1.47%)	(1.42%)	(1.24%)	0.02%	2.49%
Total expenses	1.59%	1.66%	1.65%	1.56%	1.52%	1.51%
Net expenses[g]	1.49%	1.55%	1.56%	1.38%	1.20%	1.19%
Portfolio turnover rate	—	—	200%	220%	390%	405%

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	March 31,	March 31,
C-Class	2012[a]	2011[a]	2010[a]	2009[a,b]	2009	2008
Per Share Data
Net asset value, beginning of period	$15.34	$16.58	$15.80	$12.86	$31.96	$23.47
Income (loss) from investment operations:
Net investment income (loss)[c]	(.33)	(.37)	(.32)	(.22)	(.06)	.48
Net gain (loss) on investments (realized and unrealized)	(.04)	(.34)	1.10	3.26	(18.43)	8.09
Total from investment operations	(.37)	(.71)	.78	3.04	(18.49)	8.57
Less distributions from:
Net investment income	(.41)	(.53)	—	(.11)	(.70)	(.22)
Total distributions	(.41)	(.53)	—	(.11)	(.70)	(.22)
Redemption fees collected	—	—	— [e]	.01	.09	.14
Net asset value, end of period	$14.56	$15.34	$16.58	$15.80	$12.86	$31.96

Total Return[f]	(2.38%)	(4.32%)	4.94%	23.74%	(58.03%)	37.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,575	$3,558	$4,857	$6,186	$4,072	$10,793
Ratios to average net assets:
Net investment income (loss)	(2.15%)	(2.22%)	(2.17%)	(2.03%)	(0.22%)	1.79%
Total expenses	2.34%	2.41%	2.39%	2.31%	2.28%	2.26%
Net expenses[g]	2.24%	2.30%	2.30%	2.15%	1.95%	1.94%
Portfolio turnover rate	—	—	200%	220%	390%	405%

See Notes to Financial Statements.	the GUGGENHEIM FUNDS annual report | 47

Commodities Strategy Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	March 31,	March 31,
H-Class	2012[a]	2011[a]	2010[a]	2009[a,b]	2009	2008
Per Share Data
Net asset value, beginning of period	$16.18	$17.33	$16.39	$13.26	$32.66	$23.81
Income (loss) from investment operations:
Net investment income (loss)[c]	(.23)	(.27)	(.22)	(.14)	.13	.60
Net gain (loss) on investments (realized and unrealized)	(.04)	(.35)	1.16	3.37	(18.93)	8.30
Total from investment operations	(.27)	(.62)	.94	3.23	(18.80)	8.90
Less distributions from:
Net investment income	(.41)	(.53)	—	(.11)	(.70)	(.22)
Total distributions	(.41)	(.53)	—	(.11)	(.70)	(.22)
Redemption fees collected	—	—	— [e]	.01	.10	.17
Net asset value, end of period	$15.50	$16.18	$17.33	$16.39	$13.26	$32.66

Total Return[f]	(1.57%)	(3.67%)	5.74%	24.45%	(57.52%)	38.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,671	$14,982	$32,290	$32,019	$50,622	$124,886
Ratios to average net assets:
Net investment income (loss)	(1.40%)	(1.47%)	(1.42%)	(1.22%)	0.43%	2.10%
Total expenses	1.60%	1.66%	1.65%	1.56%	1.52%	1.51%
Net expenses[g]	1.49%	1.56%	1.56%	1.37%	1.20%	1.19%
Portfolio turnover rate	—	—	200%	220%	390%	405%

[a]	Consolidated.
[b]	The Fund changed its fiscal year from March 31 to December 31 in 2009. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Net investment income is less than $0.01 per share.

[e]	Redemption fees collected are less than $0.01 per share.
[f]	Total return does not reflect the impact of any applicable sales charges.

[g]	Net expense information reflects the expense ratios after expense waivers.

48 | the GUGGENHEIM FUNDS annual report	See Notes to Financial Statements.

NOTES TO Consolidated FINANCIAL STATEMENTS

1.	Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company. Each series, in effect, is representing a separate Fund (collectively the “Funds”). The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares, and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC “) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At December 31, 2012, the Trust consisted of fifty-six separate funds. This report covers the Long/Short Commodites Strategy Fund, the Global Managed Futures Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund (collectively, the “Funds”). Only A-Class, C-Class, H-Class, Y-Class and Institutional Class shares had been issued by the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

			% of Total
		Subsidiary	Net Assets
	Inception	Net Assets at	of the Fund at
	Date of	December 31,	December 31,
	Subsidiary	2012	2012
Long/Short Commodities
Strategy Fund	06/25/09	$27,260,200	19.2%
Global Managed Futures
Strategy Fund	05/10/12	1,525,967	10.5%
Multi-Hedge Strategies Fund	09/18/09	4,410,754	3.5%
Commodities Strategy Fund	09/08/09	4,863,056	15.2%

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying

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NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

50 | the GUGGENHEIM FUNDS annual report

NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

F. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

H. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

I. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

J. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for short sales and investments in derivative instruments such as futures con-tracts or swap agreements.

K. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

L. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales, swaps, and options and a variety of derivative instruments including futures. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-

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NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

An option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security (put option) or the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security (call option) at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

In conjunction with the use of short sales, purchased options, futures, and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
Long/Short Commodities Strategy Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. In any event, this undertaking will continue through April 30, 2013.

Effective May 10, 2012, the investment advisory contract for the Global Managed Futures Strategy Fund provides that the total expenses be limited to 1.25% of average net assets for Institutional Class shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). This contract is in effect through August 1, 2013.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of A-Class, C-Class, H-Class and Institutional Class, and 0.20% of the average daily net assets

52 | the GUGGENHEIM FUNDS annual report

NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

of Y-Class. Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets each Fund. Fees related to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

Fund Accounting Fees	(as a % of Net Assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass through basis. Such expenses vary from Fund to Fund and are allocated to the Funds based on relative net assets. Certain expenses allocated to the Multi-Hedge Strategies Fund are paid by GI, as previously noted.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GDL for paying the shareholder’s financial advisor an ongoing sales commission. GDL advances the first year’s service and distribution fees to the financial advisor. GDL retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2012, GDL retained sales charges of $258,671 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

At December 31, 2012, Guggenheim Investments and its subsidiaries owned over five percent of the outstanding shares of the Trust, as follows:

Percent of outstanding
Fund	shares owned
Global Managed Futures Fund	100%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2012:

	Level 1	Level 1	Level 2	Level 3
	Investments	Other Financial	Investments	Investments
	In Securities	Instruments*	In Securities	In Securities	Total
Assets
Long/Short Commodities Strategy Fund	$—	$2,001,389	$132,568,270	$—	$134,569,659
Global Managed Futures Strategy Fund	—	297,905	12,873,691	—	13,171,596
Multi-Hedge Strategies Fund	93,134,095	2,728,779	20,580,529	—	116,443,403
Commodities Strategy Fund	—	545,370	29,671,780	—	30,217,150
Liabilities
Long/Short Commodities Strategy Fund	$—	$2,303,603	$—	$—	$2,303,603
Global Managed Futures Strategy Fund	—	341,775	137,696	—	479,471
Multi-Hedge Strategies Fund	64,959,663	1,711,162	—	—	66,670,825
Commodities Strategy Fund	—	159,432	—	—	159,432

* Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2012, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2012, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			Federal Home Loan Bank
0.12%			0.17%
Due 01/02/13	$665,217,013	$665,221,448	12/18/13 - 12/24/13	$677,040,000	$678,525,865
Deutsche Bank			U.S. Treasury Note
0.11%			2.13% - 3.38%
Due 01/02/13	340,217,013	340,219,092	06/30/13 - 12/31/2015	338,332,600	347,021,360
Mizuho Financial Group, Inc.			U.S. Treasury Note
0.14%			2.75%
Due 01/02/13	289,401,448	289,403,699	10/31/13	286,361,000	295,189,494
Credit Suisse Group			U.S. Treasury Note
0.12%			2.50%
Due 01/02/13	227,876,805	227,878,325	03/31/15	218,783,700	232,434,390

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

54 | the GUGGENHEIM FUNDS annual report

NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

The following Funds utilized derivatives for the following purposes:

Fund Name	Index Exposure	Liquidity	Hedging	Income	Speculation
Long/Short Commodities Strategy Fund	x	x
Global Managed Futures Strategy Fund	x	x
Multi-Hedge Strategies Fund			x	x	x
Commodities Strategy Fund	x	x

The following table represents the notional amount of futures contracts outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s net assets on on a daily basis
Fund	Long	Short
Long/Short Commodities Strategy Fund	85%	15%
Global Managed Futures Strategy Fund	485%	60%
Multi-Hedge Strategies Fund	55%	60%
Commodities Strategy Fund	100%	—

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2012

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/interest rate/currency/commodity contracts	Variation margin	Variation margin
Equity contracts	Investments, at value

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2012:

Asset Derivative Investments Value

	Futures	Futures	Futures	Futures	Options	Total Value at
	Equity	Currency	Interest Rate	Commodity	Purchased Equity	December 31,
Fund	Contracts*	Contracts*	Contracts*	Contracts*	Contracts	2012
Long/Short Commodities Strategy Fund	$—	$—	$—	$2,001,389	$—	$2,001,389
Global Managed Futures Strategy Fund	97,462	127,608	242,631	163,363	—	631,064
Multi-Hedge Strategies Fund	1,452,940	—	—	1,275,839	2,800	2,731,579
Commodities Strategy Fund	—	—	—	545,370	—	545,370

Liability Derivative Investments Value
	Futures	Futures	Futures	Futures	Options	Total Value at
	Equity	Currency	Interest Rate	Commodity	Purchased Equity	December 31,
Fund	Contracts*	Contracts*	Contracts*	Contracts*	Contracts	2012
Long/Short Commodities Strategy Fund	$—	$—	$—	$2,303,603	$—	$2,303,603
Global Managed Futures Strategy Fund	3,147	64,047	178,506	233,771	—	479,471
Multi-Hedge Strategies Fund	608,678	—	—	1,102,484	—	1,711,162
Commodities Strategy Fund	—	—	—	159,432	—	159,432

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/interest rate/currency/commodity contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased

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NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2012:

Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations

	Futures	Futures	Futures	Futures	Swaps	Options
	Equity	Currency	Interest Rate	Commodity	Credit Default	Purchased Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Long/Short Commodities Strategy Fund	$—	$—	$—	$(103,158,941)	$—	$—	$(103,158,941)
Global Managed Futures Strategy Fund	210,473	(32,262)	191,554	(892,267)	—	—	(522,502)
Multi-Hedge Strategies Fund	2,073,085	—	—	(2,788,296)	1,252,691	(40,206)	497,274
Commodities Strategy Fund	1,341,739	—	—	(3,208,184)	—	—	(1,866,445)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
	Futures	Futures	Futures	Futures	Swaps	Options
	Equity	Currency	Interest Rate	Commodity	Credit Default	Purchased Equity
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Long/Short Commodities Strategy Fund	$—	$—	$—	$5,265,242	$—	$—	$5,265,242
Global Managed Futures Strategy Fund	94,315	63,561	64,125	(70,408)	—	—	151,593
Multi-Hedge Strategies Fund	2,650,240	—	—	250,514	(35,229)	(1,926)	2,863,599
Commodities Strategy Fund	—	—	—	605,161	—	—	605,161

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009-2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The Long/Short Commodities Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Long/Short Commodities Strategy Fund, the Multi-Hedge Strategies Fund and the Commodities Strategy Fund have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

In July 2011, the IRS notified the RIC industry that it would not issue further private letter rulings until the (IRS) staff could look at the overall set of issues and consider guidance of broader applicability. The Advisor intends to conduct the Global Managed Futures Strategy Fund’s investments in a manner consistent with the terms and conditions of the private letter ruling and pursuant to an opinion of counsel which concludes that such income should be qualifying income for purposes of the RIC qualification tests.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carry forwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carry forwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

56 | the GUGGENHEIM FUNDS annual report

NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2012, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Long/Short Commodities Strategy Fund	$2,864
Multi-Hedge Strategies Fund	12,157,768

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Long/Short Commodities Strategy Fund	$—	$—	$—
Multi-Hedge Strategies Fund	—	—	—
Commodities Strategy Fund	797,248	—	797,248
Global Managed Futures Strategy	—	1,704	1,704

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Long/Short Commodities Strategy Fund	$20,068,128	$—	$20,068,128
Multi-Hedge Strategies Fund	740,871	—	740,871
Commodities Strategy Fund	857,150	—	857,150

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at December 31, 2012 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
Long/Short Commodities Strategy Fund	$—	$—	$(48,152,582)	$(506,713)
Multi-Hedge Strategies Fund	—	—	2,688,733	(50,992,112)
Commodities Strategy Fund	—	—	(2,384,279)	(19,851,142)
Global Managed Futures Strategy	229,110	243,718	(40,674)	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

							Total
	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2015	2016	2017	2018	Short Term	Long Term	Carryforward
Long/Short Commodities Strategy Fund	$—	$—	$—	$(506,713)	$—	$—	$(506,713)
Multi-Hedge Strategies Fund	(1,854,174)	(39,423,813)	(8,615,889)	(178,812)	(161,411)	(758,013)	(50,992,112)
Commodities Strategy Fund	—	—	(19,850,783)	—	—	(359)	(19,851,142)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to mark-market of futures contracts and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Long/Short Commodities Strategy Fund	$(109,259,913)	$6,100,972	$103,158,941
Multi-Hedge Strategies Fund	(3,852,157)	2,406,643	1,445,514
Commodities Strategy Fund	(2,328,889)	462,444	1,866,445
Global Managed Futures Strategy	(903,626)	105,371	798,255

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NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

At December 31, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Long/Short Commodities Strategy Fund	$180,418,637	$11,960	$(47,862,327)	$(47,850,367)
Multi-Hedge Strategies Fund	107,984,045	6,574,288	(843,709)	5,730,579
Commodities Strategy Fund	32,441,998	—	(2,770,218)	(2,770,218)
Global Managed Futures Strategy	12,540,532	—	—	—

8. Securities Transactions

For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Long/Short Commodities Strategy Fund	$—	$—
Global Managed Futures Strategy Fund	—	—
Multi-Hedge Strategies Fund	129,083,827	119,867,774
Commodities Strategy Fund	—	—

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended December 31, 2012. The Funds did not have any borrowings under this agreement at December 31, 2012.

The average daily balances borrowed for the year ended December 31, 2012 was as follows:

Fund	Average Daily Balance
Long/Short Commodities Strategy Fund	$52,374

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2012, the Funds participated in securities lending as follows:

		Cash
	Value of	Collateral
Fund	Securities Loaned	Received
Multi-Hedge Strategies Fund	$718,322	$772,716

58 | the GUGGENHEIM FUNDS annual report

NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

The following represents a breakdown of the collateral for the joint repurchase agreements at December 31, 2012:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Merrill Lynch, Pierce, Fenner & Smith, Inc.			Fannie Mae
0.16%			1.00%
Due 01/02/13	$56,000,000	$56,000,498	09/20/17	$17,736,000	$17,748,238
			U.S. Treasury Note
			0.25%
			08/15/15	39,359,000	39,285,202
RBS Securities, Inc.			Freddie Mac
0.20%			1.00%
Due 01/02/13	35,542,000	35,542,395	03/08/17	10,481,300	10,618,396
			Fannie Mae
			6.25%
			05/15/29	13,845,000	20,014,471
			Federal Home Loan Bank
			0.375%
			10/18/13	7,935,000	7,947,298
			U.S. Treasury Note
			1.75%
			05/15/22	39,050,000	39,504,544
			Cash	38,815,000	38,815,000

11. Fund Merger

On July 13, 2012, the Multi-Hedge Strategies Fund acquired all of the net assets of Alternative Strategies Allocation Fund, a separate series of the Trust, in exchange for shares of the Multi-Hedge Strategies Fund, pursuant to an agreement and plan of reorganization approved by the Board of Trustees and approved by the shareholders of the Alternative Strategies Allocation Fund. The primary reason for the transaction was to combine a smaller fund into a larger fund with a similar investment objective. The acquisition was accomplished through a tax-free exchange of the outstanding shares of the Alternative Strategies Allocation Fund (70,937 A-Class; 131,738 C-Class, and 119,432 H-Class) valued at $6,069,244 ($1,354,905 A-Class; $2,433,192 C-Class, and $2,281,147 H-Class) for the respective shares of the Multi-Hedge Strategies Fund (60,298 A-Class; 114,074 C-Class, and 101,429 H-Class). For financial reporting purposes, the net assets received and shares issued by Multi-Hedge Strategies Fund were recorded at fair value; however, the Alternative Strategies Allocation Fund’s cost of the investments were carried forward to align with the ongoing reporting of the Multi-Hedge Strategies Fund’s realized and unrealized gains and losses with the amounts distributable to shareholders for tax purposes.

Alternative Strategies Allocation Fund’s net assets on July 13, 2012 were $6,069,244, including $146,091 of unrealized appreciation. Alternative Strategies Allocation Fund’s net assets were primarily comprised of investments with a fair value of $6,738,242. The aggregate net assets of Multi-Hedge Strategies Fund immediately before and after the acquisition were $137,383,754 and $143,452,998, respectively.

The financial statements reflect the operations of the Multi-Hedge Strategies Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Alternative Strategies Allocation Fund that have been included in the combined fund’s Statement of Operations since the acquisition was completed. Assuming the acquisition had been completed on January 1, 2012, Multi-Hedge Strategies Fund pro-forma net investment loss, net realized and unrealized gain on investments and net increase in net assets from operations for the period January 1, 2012 to December 31, 2012 would have been $(2,193,739), $4,529,631 and $2,335,892, respectively. Guggenheim Investments and its affiliates bore all of the expenses related to the reorganization.

12. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Series Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has

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NOTES TO Consolidated FINANCIAL STATEMENTS (continued)

asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Series Funds also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500 Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

13. Subsequent Events

Long/Short Commodities Fund Name and Strategy Change

At a meeting held on November 19, 2012, the Board of Trustees (the “Board”) of Rydex Series Funds (the “Trust”) approved a new name, revised investment objective and revised principal investment strategies for the Long/Short Commodities Strategy Fund. The revisions to the Fund’s principal investment strategies are primarily intended to diversify the Fund’s investment exposure by broadening the variety of investment strategies it may pursue in seeking to achieve its investment objective. Therefore, effective January 29, 2013, the changes noted above will apply to the Fund.

The changes to the Fund’s name, investment objective, principal investment strategies, and principal risks will not result in an increase in the Fund’s fees. The changes may decrease the Fund’s expenses due to a reduction of the current index licensing fee paid by the Fund. Please read the Fund’s prospectus for more information on these changes.

Distribution Name Change

Effective January 1, 2013, Rydex Distributors LLC, changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

60 | the GUGGENHEIM FUNDS annual report

NOTES TO Consolidated FINANCIAL STATEMENTS (concluded)

Global Managed Futures Liquidation

On February 14, 2013, at the recommendation of Security Investors, LLC, the investment adviser to the series of Rydex Series Funds (the “Trust”), the Trust’s Board of Trustees approved the closing and subsequent liquidation of the Global Managed Futures Strategy Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Global Managed Futures Strategy Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about February 28, 2013.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying consolidated statements of assets and liabilities of the Long/Short Commodities Strategy Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund (four of the series constituting the Rydex Series Funds) (the “Funds”), including the consolidated schedules of investments, as of December 31, 2012, and the related consolidated statements of operations for the year or period then ended, the consolidated statements of changes in net assets for each of the years or periods indicated therein, and the financial highlights for each of the years or periods indicated therein (consolidated for the years or periods ended December 31, 2012, 2011, 2010, and 2009). These consolidated financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the above listed Funds at December 31, 2012, the consolidated results of their operations for the year or period then ended, the consolidated changes in their net assets for each of the years or periods indicated therein, and their financial highlights for each of the years or periods indicated therein (consolidated for years or periods ended December 31, 2012, 2011, 2010, and 2009), in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

February 27, 2013

62 | the GUGGENHEIM FUNDS annual report

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

With respect to the taxable year ended December 31, 2012, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Global Managed
Futures Strategy
Fund
From long-term capital gains, subject to the 15% rate gains category:	$1,704

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

the GUGGENHEIM FUNDS annual report | 63

INFORMATION on board of trustees and officers (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	146
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	146
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	146
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	146
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

Werner E. Keller	Rydex Series Funds – 2005	146
(1940)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

64 | the GUGGENHEIM FUNDS annual report

INFORMATION on board of trustees and officers (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded
Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	146
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	146
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	146
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004-2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

the GUGGENHEIM FUNDS annual report | 65

INFORMATION on board of trustees and officers (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011); and Brecek & Young Advisors, Inc., Director (2004–2008)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

66 | the GUGGENHEIM FUNDS annual report

GUGGENHEIM INVESTMENTS PRIVACY Policies

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

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GUGGENHEIM INVESTMENTS PRIVACY Policies (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2012 and December 31, 2011 were $77,411 and $73,437, respectively.

(b) The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended December 31, 2012 and December 31, 2011 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2012 and December 31, 2011 were $35,000 and $30,000, respectively.

(c) The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2012 and December 31, 2011 was $0 and $9,216, respectively.

(d) The aggregate All Other Fees billed by the Trust’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2012 and December 31, 2011 were $0 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $35,000 and $39,216, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	March 08, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President

Date	March 08, 2013

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Vice President and Treasurer

Date	March 08, 2013

* Print the name and title of each signing officer under his or her signature.